UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Soliciting Material under §240.14a-12

Liberty Broadband Corporation

(Name of Registrant as Specified In Its Charter)
N/A

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LIBERTY BROADBAND CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5700
April 14, 2021
Dear Stockholder:
You are cordially invited to attend the 2021 annual meeting of stockholders of Liberty Broadband Corporation (Liberty Broadband) to be held at 9:00 a.m., Mountain time, on May 26, 2021. Due to concerns about the coronavirus, this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2021. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 26, 2021.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty Broadband.
Very truly yours,
Gregory B. Maffei
President and Chief Executive Officer
The Notice of Internet Availability of Proxy Materials is first being mailed on or about April 15, 2021, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

LIBERTY BROADBAND CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5700
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held on May 26, 2021
NOTICE IS HEREBY GIVEN of the annual meeting of stockholders of Liberty Broadband Corporation (Liberty Broadband) to be held at 9:00 a.m., Mountain time, on May 26, 2021. Due to concerns about the coronavirus (COVID-19), this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2021. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 26, 2021. At the annual meeting, you will be asked to consider and vote on the following proposals:
1.
A proposal (which we refer to as the election of directors proposal) to elect Julie D. Frist and J. David Wargo to continue serving as Class I members of our board until the 2024 annual meeting of stockholders or their earlier resignation or removal;

2.
A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2021;

3.
A proposal (which we refer to as the say-on-pay proposal) to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation”;

4.
A proposal (which we refer to as the say-on-frequency proposal) to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held; and

5.
A proposal (which we refer to as the stockholder proposal) requesting that our board of directors provides for a majority vote standard in uncontested director elections, if properly presented at the meeting.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
Holders of record of our Series A common stock, par value $0.01 per share, Series B common stock, par value $0.01 per share, and Series A Cumulative Redeemable Preferred Stock, par value $0.01, in each case, outstanding as of 5:00 p.m., New York City time, on March 31, 2021, the record date for the annual meeting, will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof. These holders will vote together as a single class on each proposal. A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting. If you have any questions with respect to accessing this list, please contact Liberty Broadband Investor Relations at (844) 826-8735. The holders of record of our Series C common stock, par value $0.01 per share, are not entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
Our board of directors has unanimously approved each proposal for inclusion in the proxy materials and recommends that you vote “FOR” the election of each director nominee and “FOR” each of the auditors ratification proposal and the say-on-pay proposal. Our board of directors also recommends that you vote in favor of the “3 YEARS” frequency option with respect to the say-on-frequency proposal. Additionally, our board of directors recommends that you vote “AGAINST” the stockholder proposal, if properly presented at the meeting.
Votes may be cast electronically during the annual meeting via the Internet or by proxy prior to the meeting by telephone, via the Internet, or by mail.

Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held on May 26, 2021: our Notice of Annual Meeting of Stockholders, Proxy Statement, and 2020 Annual Report to Stockholders are available at www.proxyvote.com.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting.
By order of the board of directors,
Katherine C. Jewell
Assistant Vice President and Secretary
Englewood, Colorado
April 14, 2021
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

PROXY STATEMENT SUMMARY
2021 ANNUAL MEETING OF STOCKHOLDERS
WHEN 9:00 a.m., Mountain time, on May 26, 2021 WHERE The annual meeting can be accessed virtually via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2021
ITEMS OF BUSINESS
1.
Election of directors proposal—To elect Julie D. Frist and J. David Wargo to continue serving as Class I members of our board until the 2024 annual meeting of stockholders or their earlier resignation or removal.

2.
Auditors ratification proposal—To ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2021.

3.
Say-on-pay proposal—To approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation.”

4.
Say-on-frequency proposal—To approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.

5.
Stockholder proposal—Requesting that our board of directors provides for a majority vote standard in uncontested director elections, if properly presented at the meeting.

Such other business as may properly come before the annual meeting.

RECORD DATE 5:00 p.m., New York City time, on March 31, 2021	WHO MAY VOTE Holders of shares of LBRDA, LBRDB and LBRDP Holders of shares of LBRDK are NOT eligible to vote at the annual meeting
PROXY VOTING Stockholders of record on the record date are entitled to vote by proxy in the following ways:
By calling 1-800-690-6903 (toll free) in the United States or Canada	Online at www.proxyvote.com	By returning a properly completed, signed and dated proxy card
ANNUAL MEETING AGENDA AND VOTING RECOMMENDATIONS
Proposal	Voting Recommendation	Page Reference (for more detail)
Election of directors proposal	✓ FOR THE NOMINEES	10
Auditors ratification proposal	✓ FOR	15
Say-on-pay proposal	✓ FOR	17
Say-on-frequency proposal	✓ 3 YEARS	18
Stockholder proposal	✖ AGAINST	19
 | LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT

LIBERTY BROADBAND CORPORATION
a Delaware corporation
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5700
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the board of directors’ solicitation of proxies for use at our 2021 Annual Meeting of Stockholders to be held at 9:00 a.m., Mountain time, on May 26, 2021 or at any adjournment or postponement of the annual meeting. Due to concerns about COVID-19, this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2021. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (LBRDA), Series B common stock, par value $0.01 per share (LBRDB), and our Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (LBRDP). The holders of our Series C common stock, par value $0.01 per share (LBRDK), are not entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting. We refer to LBRDA, LBRDB, and LBRDP together as our voting stock. We refer to our voting stock together with LBRDK as our capital stock.
THE ANNUAL MEETING
Notice and Access of Proxy Materials
We have elected, in accordance with the Securities and Exchange Commission’s “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about April 15, 2021. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so.
Electronic Delivery
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8745 (outside the United States (303) 562-9277). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
Time, Place and Date
The annual meeting of stockholders is to be held at 9:00 a.m., Mountain time, on May 26, 2021. Due to concerns about COVID-19, this year the annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2021. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 26, 2021.
LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT | 1

Purpose
At the annual meeting, you will be asked to consider and vote on each of the following:
•
the election of directors proposal, to elect Julie D. Frist and J. David Wargo to continue serving as Class I members of our board until the 2024 annual meeting of stockholders or their earlier resignation or removal;

•
the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2021;

•
the say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation”;

•
the say-on-frequency proposal, to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held; and

•
the stockholder proposal, requesting that our board of directors provides for a majority vote standard in uncontested director elections, if properly presented at the meeting.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Quorum
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our voting stock outstanding on the record date (as defined below) and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. Virtual attendance at the annual meeting also constitutes presence in person for purposes of quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
Who May Vote
Holders of shares of LBRDA, LBRDB and LBRDP, as recorded in our stock register as of 5:00 p.m., New York City time, on March 31, 2021 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
Votes Required
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our voting stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.
Approval of each of the auditors ratification proposal, the say-on-pay proposal and, if properly presented at the meeting, the stockholder proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class. The stockholder proposal is required to be voted upon at the annual meeting only if properly presented at the annual meeting, and such proposal shall not be acted upon at the annual meeting if it is not properly presented.
The say-on-frequency proposal provides for stockholders to vote for one of three potential frequencies (every one year, two years or three years) for future say-on-pay votes. Stockholders also have the option to abstain from such vote if they do not wish to express a preference. If one of such frequencies receives the affirmative vote of a majority of the combined voting power cast on the say-on-frequency proposal by holders of shares of our voting stock that are present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, the frequency receiving such majority vote will be the frequency selected by our board of directors for future say-on-pay votes.
Virtual attendance at the annual meeting also constitutes presence in person for purposes of each required vote.
2 | LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT

THE ANNUAL MEETING
Votes You Have
At the annual meeting, holders of shares of LBRDA will have one vote per share, holders of shares of LBRDB will have ten votes per share, and holders of shares of LBRDP will have one-third of one vote per share, in each case, that our records show are owned as of the record date.
Recommendation of Our Board of Directors
Our board of directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote “FOR” the election of each director nominee, “FOR” the auditors ratification proposal and “FOR” the say-on-pay proposal. Our board of directors also recommends that you vote in favor of the “3 YEARS” frequency option with respect to the say-on-frequency proposal. Our board of directors also recommends that you vote “AGAINST” the stockholder proposal, if properly presented at the meeting.

Shares Outstanding
As of the record date, 26,495,557 shares of LBRDA, 2,549,162 shares of LBRDB and 7,192,369 shares of LBRDP were issued and outstanding and entitled to vote at the annual meeting.
Number of Holders
There were, as of the record date, 675, 83 and 620 record holders of LBRDA, LBRDB and LBRDP, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
Voting Procedures for Record Holders
Holders of record of LBRDA, LBRDB and LBRDP as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2021. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 26, 2021.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. The Internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each voting stockholder separately. Unless subsequently revoked, shares of our voting stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee, “FOR” the auditors ratification proposal, “FOR” the say-on-pay proposal, in the case of the say-on-frequency proposal, in favor of the “3 YEARS” frequency option, and “AGAINST” the stockholder proposal, if properly presented at the meeting.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal or the say-on-frequency proposal, and it will have the same effect as a vote “AGAINST” each of the other proposals.
LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT | 3

If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
Voting Procedures for Shares Held in Street Name
General
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, all of the proposals described in this proxy statement other than the auditors ratification proposal. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
Effect of Broker Non-Votes
Broker non-votes are counted as shares of our voting stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of LBRDA, LBRDB and LBRDP or how to change your vote or revoke your proxy.
Voting Procedures for Shares Held in the GCI 401(k) Plan
If you hold LBRDP shares through your account in the GCI 401(k) Plan, the trustee for such plan is required to vote your shares as you specify. To allow sufficient time for the trustee to vote your shares, your voting instructions must be received by 11:59 p.m., New York City time, on May 21, 2021. To vote such shares, please follow the instructions provided by the trustee for such plan.
Revoking a Proxy
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or new signed proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on May 25, 2021 if your shares are held directly or 11:59 p.m., New York City time, on May 21, 2021 if you hold LBRDP shares through your account in the GCI 401(k) Plan.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
Solicitation of Proxies
We are soliciting proxies by means of our proxy materials on behalf of our board of directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, the proxy materials to you and getting your voting instructions.
If you have any further questions about voting or attending the annual meeting, please contact Liberty Broadband Investor Relations at (844) 826-8735 or Broadridge at (888) 789-8745 (outside the United States (303) 562-9277).
Other Matters to Be Voted on at the Annual Meeting
Our board of directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
4 | LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The following table sets forth information concerning shares of our capital stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of LBRDA, LBRDB and LBRDP, which are our company’s voting securities. Beneficial ownership of our capital stock is set forth below only to the extent known by us or ascertainable from public filings.
The security ownership information is given as of February 28, 2021 and, in the case of percentage ownership information, is based upon (1) 26,495,445 shares of LBRDA, (2) 2,549,274 shares of LBRDB, (3) 165,071,907 shares of LBRDK and (4) 7,192,569 shares of LBRDP, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all series of capital stock. LBRDK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o Liberty Broadband Corporation 12300 Liberty Boulevard Englewood, CO 80112	LBRDA	1,258,581(1)	4.8	45.8
	LBRDB	2,363,834(1)	92.7
	LBRDK	5,257,857(1)	3.2
	LBRDP	**(1)	*
Gregory B. Maffei c/o Liberty Broadband Corporation 12300 Liberty Boulevard Englewood, CO 80112	LBRDA	459,368(2)	1.7	12.6(2)
	LBRDB	731,306(2)	22.4(2)
	LBRDK	3,737,719(2)	2.2(2)
	LBRDP	—	—
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	LBRDA	1,837,007(3)	6.9	*
	LBRDB	—	—
	LBRDK	15,482,978(4)	9.4
	LBRDP	—	—
Clearbridge Investments, LLC 620 8th Avenue New York, NY 10018	LBRDA	1,342,919(5)	5.1	2.5
	LBRDB	—	—
	LBRDK	2,070,559(6)	1.3
	LBRDP	—	—
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	LBRDA	8,191(7)	4.4	2.2
	LBRDB	—	—
	LBRDK	10,133,462(7)	6.1
	LBRDP	587,777(7)	8.2
RBC Capital Markets, LLC 200 Vesey Street New York, NY 10281	LBRDA	8,191(8)	*	*
	LBRDB	—	—
	LBRDK	318,508(8)	*
	LBRDP	657,389(9)	9.1
Ronald A. Duncan c/o Liberty Broadband Corporation 12300 Liberty Boulevard Englewood, CO 80112	LBRDA	—	—	*
	LBRDB	—	—
	LBRDK	557,595(10)	*
	LBRDP	473,101(10)	6.6

*
Less than 1%

LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT | 5

(1)
Information with respect to shares of our capital stock beneficially owned by Mr. Malone, our Chairman of the Board, is also set forth in “—Security Ownership of Management.”

(2)
Information with respect to shares of our capital stock beneficially owned by Mr. Maffei, our President and Chief Executive Officer, as well as information with respect to Mr. Maffei’s percentage ownership and voting power is also set forth in “—Security Ownership of Management.”

(3)
Based on Amendment No. 6 to Schedule 13G, filed February 10, 2021 by The Vanguard Group (Vanguard), which states that, with respect to shares of LBRDA, Vanguard has shared dispositive power over 45,835 shares, sole dispositive power over 1,791,172 shares and shared voting power over 13,913 shares.

(4)
Based on Amendment No. 6 to Schedule 13G, filed February 10, 2021 by Vanguard, which states that, with respect to shares of LBRDK, Vanguard has shared dispositive power over 420,679 shares, sole dispositive power over 15,062,299 shares and shared voting power over 179,974 shares.

(5)
Based on Amendment No. 6 to Schedule 13G, filed February 11, 2021 by Clearbridge Investments, LLC (Clearbridge), which states that, with respect to LBRDA shares, Clearbridge has sole voting power over 1,332,709 shares and sole dispositive power over 1,342,919 shares.

(6)
Based on Form 13F, filed February 10, 2021 by Clearbridge, which states that Clearbridge has sole investment discretion over 2,070,559 LBRDK shares and sole voting power over 2,045,689 LBRDK shares.

(7)
Based on (i) Amendment No. 1 to Schedule 13G, filed February 10, 2021, by BlackRock, Inc. (BlackRock), a parent holding company, with respect to its ownership of shares of LBRDK, (ii) Schedule 13G, filed January 29, 2021, by BlackRock, with respect to its ownership of shares of LBRDP, and (iii) Form 13F, filed February 5, 2021, by BlackRock reporting its ownership of shares of LBRDA, which state that Blackrock has sole voting power, shared voting power, sole dispositive power/investment discretion, and shared dispositive power/investment discretion over these shares as provided in the following table. All shares covered by such filings are held by BlackRock and/or its subsidiaries.

Title of Series	Sole Voting Power	Shared Voting Power	Sole Dispositive Power/ Investment Discretion	Shared Dispositive Power/ Investment Discretion
LBRDA	1,017,797	—	1,153,829	—
LBRDK	9,052,890	—	10,133,462	—
LBRDP	587,777	—	587,777	—

(8)
Based on Form 13F, filed February 16, 2021 by the Royal Bank of Canada with respect to itself and certain related institutional investment managers, including RBC Capital Markets, LLC (RBC Capital) and RBC Trust Company (Delaware) Limited (RBC Trust), which states that RBC Capital has shared investment discretion over 8,073 LBRDA shares and sole voting power over 6,649 LBRDA shares and shared investment discretion over 316,235 LBRDK shares and sole voting power over 301,596 LBRDK shares and RBC Trust has shared investment discretion over 118 LBRDA shares and sole voting power over 118 LBRDA shares and shared investment discretion over 2,273 LBRDK shares and sole voting power over 2,273 LBRDK shares.

(9)
Based on Schedule 13G, filed February 16, 2021 by RBC Capital and RBC Trust with respect to LBRDP shares, which states that each of RBC Capital and RBC Trust has shared voting power over 657,839 shares and shared dispositive power over 657,839 shares.

(10)
Based on the information available to us and the Schedule 13D filed December 23, 2020 by Mr. Duncan with respect to LBRDP shares, the ownership figures include the following: (a) 358,717 shares of LBRDK and 351,738 shares of LBRDP to which Mr. Duncan has a direct pecuniary interest; (b) 152 shares of LBRDK allocated to Mr. Duncan under the GCI 401(k) Plan; (c) 7,308 shares of LBRDK and 4,000 shares of LBRDP held by Missy, LLC, which is 25% owned by a limited liability company for which Mr. Duncan serves as the managing member; (d) 27,159 shares of LBRDK and 18,041 shares of LBRDP held by Dani Bowman, Mr. Duncan’s wife, of which Mr. Duncan disclaims beneficial ownership; (e) 58,000 shares of LBRDK held by a grantor retained annuity trust; (f) 87,699 shares of LBRDK and 99,322 shares of LBRDP held by 560 Company, Inc., which is 55% owned by Mr. Duncan and for which Mr. Duncan has voting and dispositive power and (g) 18,560 shares of LBRDK held by a foundation over which Mr. Duncan has voting control. Includes 221,330 shares of LBRDK and 228,318 shares of LBRDP pledged as security for certain margin loan facilities extended by Goldman Sachs & Co., LLC, UBS Securities, LLC and Wells Fargo & Company as of February 28, 2021.

6 | LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT

Security Ownership of Management
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of LBRDA, LBRDB, LBRDK and LBRDP. The security ownership information with respect to our capital stock is given as of February 28, 2021 and, in the case of percentage ownership information, is based upon (1) 26,495,445 shares of LBRDA, (2) 2,549,274 shares of LBRDB, (3) 165,071,907 shares of LBRDK and (4) 7,192,569 shares of LBRDP, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all LBRDA, LBRDB and LBRDP shares. LBRDK shares are, however, non-voting and therefore, in the case of percentage voting power, are not included.
Shares of capital stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 28, 2021 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LBRDB, though convertible on a one-for-one basis into shares of LBRDA, are reported as beneficial ownership of LBRDB only, and not as beneficial ownership of LBRDA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
John C. Malone Chairman of the Board	LBRDA	1,259(1)(2)(3)	4.8	45.8
	LBRDB	2,364(1)(4)(5)	92.7
	LBRDK	5,258(1)(2)(4)(5)	3.2
	LBRDP	**	*
Gregory B. Maffei President, Chief Executive Officer and Director	LBRDA	459(6)(7)(8)	1.7	12.6(10)
	LBRDB	731(9)(10)	22.4(10)
	LBRDK	3,738(6)(7)(8)(9)(10)(11)	2.2(10)
	LBRDP	—	—
Gregg L. Engles(12) Director	LBRDA	—	—	—
	LBRDB	—	—
	LBRDK	3	*
	LBRDP	—	—
Julie D. Frist Director	LBRDA	—	—	—
	LBRDB	—	—
	LBRDK	1,151(9)(13)	*
	LBRDP	—	—
Richard R. Green Director	LBRDA	**(14)	*	*
	LBRDB	—	—
	LBRDK	26(9)(14)	*
	LBRDP	—	—
Sue Ann R. Hamilton(15) Director	LBRDA	**	*	*
	LBRDB	—	—
	LBRDK	3	*
	LBRDP	—	—
J. David Wargo Director	LBRDA	37(16)(17)	*	*
	LBRDB	—	—
	LBRDK	158(9)(16)(17)	*
	LBRDP	—	—
LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT | 7

Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
John E. Welsh III Director	LBRDA	5	*	*
	LBRDB	—	—
	LBRDK	21(9)	*
	LBRDP	—	—
Brian J. Wendling Chief Accounting Officer and Principal Financial Officer	LBRDA	**	*	*
	LBRDB	—	—
	LBRDK	23(9)	*
	LBRDP	—	—
Albert E. Rosenthaler Chief Corporate Development Officer	LBRDA	17	*	*
	LBRDB	—	—
	LBRDK	99(9)(11)	*
	LBRDP	—	—
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	LBRDA	—	—	—
	LBRDB	—	—
	LBRDK	**	*
	LBRDP	—	—
All directors and executive officers as a group (11 persons)	LBRDA	1,777(1)(2)(3)(6)(7)(8)(14)(16)(17)	6.7
	LBRDB	3,095(1)(4)(5)(9)(10)	94.6(10)
	LBRDK	10,480(1)(2)(4)(5)(6)(7)(8)(9)(10)(11)(13)(14)(16)(17)	6.3(10)	53.1(10)
	LBRDP	**	*

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes 25,444 LBRDA shares, 57,641 LBRDB shares and 357,106 LBRDK shares held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone, are trustees. Mrs. Malone has the right to revoke such trust at any time. Mr. Malone disclaims beneficial ownership of the shares held by such trust.

(2)
Includes 153,226 shares of LBRDA and 509,762 shares of LBRDK pledged to Fidelity Brokerage Services, LLC (Fidelity), 500,000 shares of LBRDA and 500,000 shares of LBRDK pledged to Bank of America (BoA), 525,445 shares of LBRDA and 2,996,088 shares of LBRDK pledged to Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch) in connection with loan facilities extended by Fidelity, BoA and Merrill Lynch; and 1,000,000 shares of LBRDK pledged to BoA in connection with loan facilities and a “zero-cost collar” extended by BoA.

(3)
Includes 62,500 shares of LBRDA held by The Malone Family Land Preservation Foundation and 17,410 shares of LBRDA held by The Malone Family Foundation, as to which shares Mr. Malone has disclaimed beneficial ownership.

(4)
Includes 27,171 shares of LBRDB and 38,675 shares of LBRDK held by two trusts which are managed by an independent trustee, of which the beneficiaries are Mr. Malone’s adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trusts and has disclaimed beneficial ownership of the shares held by the trusts.

(5)
Includes 122,649 shares of LBRDB and 213,332 shares of LBRDK held by two trusts with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trusts.

(6)
Includes 86,248 shares of LBRDA and 176,097 shares of LBRDK held by the Maffei Foundation, as to which shares Mr. Maffei has disclaimed beneficial ownership.

(7)
Includes 154,490 shares of LBRDA and 884,609 shares of LBRDK held by two grantor retained annuity trusts.

(8)
Includes 11,097 LBRDA shares and 396,834 LBRDK shares, which are available in support of a line of credit with Morgan Stanley Private Bank, National Association.

(9)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 28, 2021.

	LBRDB	LBRDK
Gregory B. Maffei	722,134	1,789,948
Julie D. Frist	−	4,187
Richard R. Green	−	21,707
Albert E. Rosenthaler	−	31,743
J. David Wargo	−	36,896
John E. Welsh, III	−	20,655
Brian J. Wendling	−	13,673
Total	722,134	1,918,809

8 | LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT

(10)
Mr. Maffei’s beneficial ownership of LBRDB shares includes 722,134 LBRDB shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 28, 2021. Such options to purchase shares of LBRDB are subject to a stipulation and order, pursuant to which Mr. Maffei has agreed that immediately following the exercise of any such options, he will exchange each LBRDB share issued upon such exercise for one share of LBRDK. After giving effect to the stipulation and order, Mr. Maffei may be deemed to beneficially own 9,172 shares of LBRDB and 4,459,853 shares of LBRDK, which shares represent approximately 0.4% of the outstanding shares of LBRDB and 2.7% of the outstanding shares of LBRDK, respectively, and Mr. Maffei may be deemed to beneficially own voting equity securities representing approximately 1.0% of the voting power. Additionally, after giving effect to the stipulation and order, the directors and executive officers as a group may be deemed to beneficially own 2,373,006 shares of LBRDB and 11,202,193 shares of LBRDK, which shares represent approximately 93.1% of the outstanding shares of LBRDB and 6.8% of the outstanding shares of LBRDK, and the directors and executive officers as a group may be deemed to beneficially own voting equity securities representing approximately 46.9% of the voting power.

(11)
Includes shares held in the Liberty Media 401(k) Savings Plan as follows:

LBRDK
Gregory B. Maffei	498
Albert E. Rosenthaler	1,061
Total	1,559

(12)
Mr. Engles was appointed as a director of our company effective as of December 18, 2020.

(13)
Ms. Frist was appointed as a director of our company effective as of March 2, 2020. Ms. Frist beneficially owns 1,147,256 shares of LBRDK, which includes (i) 601,507 shares held directly or indirectly by Thomas F. Frist III, Ms. Frist’s husband, (ii) 471,396 shares held by trusts for which Ms. Frist’s direct family are the beneficiaries and Ms. Frist is the trustee, (iii) 62,540 shares held by trusts for which Ms. Frist’s children are the beneficiaries and Ms. Frist is the trustee, (iv) 10,107 shares held by trusts for which Ms. Frist’s children are the beneficiaries, and (v) 1,706 shares held by trusts for which Ms. Frist’s relatives are beneficiaries and Ms. Frist is the trustee. Ms. Frist disclaims beneficial ownership of these securities except to the extent of her pecuniary interest therein.

(14)
Includes 165 shares of LBRDA and 634 shares of LBRDK held by Dr. Green’s wife, as to which Dr. Green disclaims beneficial ownership.

(15)
Ms. Hamilton was appointed as a director of our company effective as of December 18, 2020.

(16)
Includes 901 shares of LBRDA and 3,154 shares of LBRDK held by Mr. Wargo’s spouse and 4,265 shares of LBRDA and 11,168 shares of LBRDK held by Mr. Wargo’s brother as to which, in each case, Mr. Wargo has disclaimed beneficial ownership. After February 28, 2021, Mr. Wargo ceased to control his brother’s shares.

(17)
Includes (i) 31,614 shares of LBRDA and 91,318 shares of LBRDK pledged to Fidelity in connection with a margin loan facility extended by Fidelity to Mr. Wargo; (ii) 4,265 shares of LBRDA and 11,168 shares of LBRDK held by Mr. Wargo’s brother that are pledged to Fidelity in connection with a margin loan facility extended by Fidelity to Mr. Wargo’s brother; and (iii) 620 shares of LBRDA and 1,760 shares of LBRDK held by Mr. Wargo’s wife that are pledged in connection with a margin loan extended by Fidelity to Mr. Wargo’s wife. After February 28, 2021, Mr. Wargo ceased to control his brother’s shares.

Changes in Control
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT | 9

PROPOSALS OF OUR BOARD
The following proposals will be presented at the annual meeting by our board of directors.
PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
Board of Directors
Our board of directors currently consists of eight directors, divided among three classes. Our Class I directors, whose term will expire at the annual meeting, are Julie D. Frist and J. David Wargo. These directors are nominated for election to our board to continue to serve as Class I directors, and we have been informed that each of Ms. Frist and Mr. Wargo is willing to continue to serve as a director of our company. The term of the Class I directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2024. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2022, are Sue Ann R. Hamilton, Richard R. Green and Gregory B. Maffei. Our Class III directors, whose term will expire at the annual meeting of our stockholders in the year 2023, are Gregg L. Engles, John C. Malone and John E. Welsh III.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the board of directors.
The following lists the two nominees for election as directors at the annual meeting and the six directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our board of directors. For additional information on our board’s evaluation of director candidates or incumbent directors seeking re-election, see “Management and Governance Matters—Committees of the Board of Directors—Nominating and Corporate Governance Committee—Director Candidate Identification Process.” The number of shares of our capital stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
Nominees for Election as Director
Julie D. Frist
•
Age: 50

•
A director of our company.

•
Professional Background: Ms. Frist has served as a director of our company since March 2020. She has served as Vice-Chair of CapStar Financial Holdings, Inc. since December 2015 and a director of CapStar Bank since its founding in 2008. Ms. Frist held various positions with the Investment Banking Division (Corporate Finance) and the Private Client Group of Goldman Sachs between 1993 and 1998. In 1998, she joined Bruckmann, Rosser, Sherrill & Co., a New York-based private equity firm, where she worked as a Vice President until 2000. Ms. Frist currently serves on several non-profit boards including The Frist Foundation and the Community Foundation of Middle Tennessee. She is also a member of the Board of Dean’s Advisors at the Harvard Business School. Ms. Frist is a former board member of Teach for America—Nashville and the American Red Cross (Nashville Chapter), and former trustee of St. Paul’s School in Concord, New Hampshire and the Ensworth School in Nashville, Tennessee.

•
Other Public Company Directorships: Ms. Frist has served as a director of CapStar Bank since its founding in 2008.

•
Board Membership Qualifications: Ms. Frist’s educational background, experience in the financial services industry and significant involvement in the non-profit community give her beneficial insight and enable her to make valuable contributions as a member of our board.

10 | LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT

PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
J. David Wargo
•
Age: 67

•
A director of our company.

•
Professional Background: Mr. Wargo has served as a director of our company since March 2015. Mr. Wargo is the founder of Wargo & Company, Inc., a private company specializing in investing in the communications industry (Wargo & Company), and has served as its president since 1993. Mr. Wargo is a co-founder and was a member of New Mountain Capital, LLC from 2000 to 2008. Prior to starting Wargo & Company, he was a managing director and senior analyst of The Putnam Companies from 1989 to 1992, senior vice president and a partner in Marble Arch Partners from 1985 to 1989 and senior analyst, assistant director of research and a partner in State Street Research and Management Company from 1978 to 1985.

•
Other Public Company Directorships: Mr. Wargo has served as a director of Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor) since August 2014. Mr. Wargo has also served as a director of Liberty Global plc (LGP) since June 2013, having previously served as a director of Liberty Global, Inc. (LGI), LGP’s predecessor, from June 2005 to June 2013 and as a director of LGI’s predecessor, Liberty Media International, Inc. (LMI), from May 2004 to June 2005. He has served as a director of Vobile Group Limited since January 2018, as a director of Discovery, Inc. (Discovery) since September 2008, having previously served as a director of Discovery Communications, Inc.’s (Discovery Communications) predecessor, Discovery Holding Company (DHC), from May 2005 to September 2008, and as a director of Strategic Education, Inc. (formerly Strayer Education, Inc.) from March 2001 to April 2019.

•
Board Membership Qualifications: Mr. Wargo’s extensive background in investment analysis and management, experience as a public company board member and his particular expertise in finance and capital markets contribute to our board’s consideration of our capital structure and evaluation of investment and financial opportunities and strategies and strengthen our board’s collective qualifications, skills and attributes.

Directors Whose Term Expires in 2022
Sue Ann R. Hamilton
•
Age: 60

•
A director of our company.

•
Professional Background: Ms. Hamilton has served as a director of our company since December 2020. As Principal of the consultancy Hamilton Media LLC (Hamilton Media), Ms. Hamilton advises and represents major media and technology companies. In this role, from September 2007 through September 2019, she served as Executive Vice President—Distribution and Business Development for AXS TV LLC, a partnership between founder Mark Cuban, AEG, Ryan Seacrest Media, Creative Artists Agency and CBS, and since July 2013, she has represented The Mark Cuban Companies/Radical Ventures as board observer for Philo, Inc., a privately held technology company. Prior to launching Hamilton Media, from 2003 until 2007, she served as Executive Vice President—Programming and Senior Vice President—Programming for Charter Communications, Inc. (Charter), the cable and internet service provider. Before her work at Charter, she held numerous management positions at AT&T Broadband LLC and its predecessor, Tele-Communications, Inc. (TCI), dating back to 1993. Prior to her career in technology, media, and telecommunications, she was a partner at Chicago-based law firm Kirkland & Ellis, specializing in complex commercial transactions. She received her J.D. degree from Stanford Law School, where she was Associate Managing Editor of the Stanford Law Review and Editor of the Stanford Journal of International Law. She is a magna cum laude graduate of Carleton College in Northfield, Minnesota.

•
Other Public Company Directorships: Ms. Hamilton has served as a director of Universal Electronics, Inc. since November 2019. Ms. Hamilton previously served as a director of GCI Liberty, Inc. (GCI Liberty) from March 2018 to December 2020, and as a director of FTD Companies, Inc. from December 2014 to August 2019.

•
Board Membership Qualifications: As a result of her extensive board service and management experience, Ms. Hamilton brings to our board significant leadership, oversight and consulting skills, as well as experience in the media, technology and legal fields.

LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT | 11

Gregory B. Maffei
•
Age: 60

•
Chief Executive Officer, President and a director of our company.

•
Professional Background: Mr. Maffei has served as a director and the President and Chief Executive Officer of our company since June 2014. He has served as President and Chief Executive Officer and a director of Liberty Media Corporation (Liberty Media) (including its predecessor) since May 2007, Liberty TripAdvisor since July 2013 and Liberty Media Acquisition Corporation (LMAC) since November 2020. He has served as the Chairman of the Board of Qurate Retail, Inc. (formerly named Liberty Interactive Corporation, Qurate Retail) (including its predecessor), since March 2018, and as a director of Qurate Retail (including its predecessor) since November 2005. Mr. Maffei also served as the President and Chief Executive Officer of Qurate Retail (including its predecessor) from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006. Additionally, Mr. Maffei served as the President and Chief Executive Officer and a director of GCI Liberty from March 2018 until its combination with our company in December 2020. Prior thereto, Mr. Maffei served as President and Chief Financial Officer of Oracle Corporation (Oracle), Chairman of the Board, President and Chief Executive Officer of 360networks Corporation (360networks), and Chief Financial Officer of Microsoft Corporation (Microsoft).

•
Other Public Company Directorships: Mr. Maffei has served as (i) a director of LMAC since November 2020, (ii) a director of Liberty Media (including its predecessor) since May 2007, (iii) Chairman of the Board of Qurate Retail since March 2018 and a director of Qurate Retail (including its predecessor) since November 2005, (iv) Chairman of the Board of Liberty TripAdvisor since June 2015 and a director since July 2013, (v) the Chairman of the Board of TripAdvisor, Inc. since February 2013, (vi) the Chairman of the Board of Live Nation Entertainment, Inc. (Live Nation) since March 2013 and as a director since February 2011, (vii) the Chairman of the Board of Sirius XM Holdings Inc. (Sirius XM) since April 2013 and as a director since March 2009, (viii) a director of Zillow Group, Inc. since February 2015, having previously served as a director of its predecessor, Zillow, Inc., from May 2005 to February 2015 and (ix) a director of Charter since May 2013. Mr. Maffei served as (i) a director of GCI Liberty from March 2018 to December 2020, (ii) Chairman of the Board of Starz from January 2013 until its acquisition by Lions Gate Entertainment Corp. in December 2016, (iii) a director of Barnes & Noble, Inc. from September 2011 to April 2014, (iv) a director of Electronic Arts, Inc. from June 2003 to July 2013, (v) a director of DIRECTV and its predecessors from February 2008 to June 2010 and (vi) the Chairman of the Board of Pandora Media, Inc. from September 2017 to February 2019.

•
Board Membership Qualifications: Mr. Maffei brings to our board significant financial and operational experience based on his senior policy making positions at our company, Qurate Retail (including its predecessor), LMAC, Liberty Media and Liberty TripAdvisor, and his previous positions at GCI Liberty, Oracle, 360networks and Microsoft, as well as his public company board experience. He provides our board with executive leadership perspective on the operations and management of large public companies and risk management principles.

Richard R. Green
•
Age: 83

•
A director of our company.

•
Professional Background: Dr. Green has served as a director of our company since November 2014. For over 20 years, Dr. Green served as President and Chief Executive Officer of CableLabs® before retiring in December 2009. Prior to joining CableLabs®, he was a senior vice president at PBS from 1984 through 1988 and served as a director of CBS’s Advanced Television Technology Laboratory from 1980 through 1983. He also serves as a director of Jones/NCTI, a Jones Knowledge Company, which is a workforce performance solutions company for individuals and broadband companies.

•
Other Public Company Directorships: Dr. Green has served as a director of LGP and its predecessors since December 2008. He has also served as a director of Shaw Communications, Inc., a telecommunications company based in Canada, since 2010. He previously served as a director of GCI Liberty from March 2018 to December 2020.

•
Board Membership Qualifications: Dr. Green brings to the board his extensive professional and executive background and his particular knowledge and experience in the complex and rapidly changing field of technology

12 | LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT

PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
for broadband communications services, which contributes to our company’s evaluation of technological initiatives and challenges and strengthens the board’s collective qualifications, skills and attributes.
Directors Whose Term Expires in 2023
Gregg L. Engles
•
Age: 63

•
A director of our company.

•
Professional Background: Mr. Engles has served as a director of our company since December 2020. He has served as a partner of Capitol Peak Partners since he founded it in August 2017. He previously served as Chairman of the Board and Chief Executive Officer of The WhiteWave Foods Company (WhiteWave) from October 2012 until its acquisition by Danone in April 2017 and Chief Executive Officer of Dean Foods Company, WhiteWave’s former parent company, from April 1996 until WhiteWave’s initial public offering in October 2012.

•
Other Public Company Directorships: Mr. Engles has served as a director of Chipotle Mexican Grill, Inc. since July 2020. Mr. Engles previously served as (i) a director of GCI Liberty from March 2018 to December 2020, (ii) a director of Danone from April 2017 until December 2020, (iii) a director of Liberty Expedia Holdings, Inc. (Liberty Expedia) from November 2016 to July 2019, (iv) a director and Chairman of the Board of Dean Foods Company from April 1996 to July 2013, except when he served as its Vice-Chairman from January 2002 to May 2002, and (iv) a director of Treehouse Foods, Inc. from June 2005 to May 2008.

•
Board Membership Qualifications: Mr. Engles offers our board significant operational experience gained through his senior leadership positions at WhiteWave and other large public companies. He provides our board with executive leadership perspective on the operations and management of public companies, which will assist our board in evaluating strategic opportunities.

John C. Malone
•
Age: 80

•
Chairman of the Board of our company.

•
Professional Background: Mr. Malone has served as the Chairman of the Board of our company since November 2014. He served as Chairman of the Board of Qurate Retail, including its predecessor, from its inception in 1994 until March 2018 and served as Qurate Retail’s Chief Executive Officer from August 2005 to February 2006. Mr. Malone served as Chairman of the Board of TCI from November 1996 until March 1999, when it was acquired by AT&T Corp., and as Chief Executive Officer of TCI from January 1994 to March 1997.

•
Other Public Company Directorships: Mr. Malone has served as (i) a director of Qurate Retail (including its predecessor) since 1994 and served as Chairman of the Board of Qurate Retail (including its predecessor) from 1994 to March 2018, (ii) Chairman of the Board of Liberty Media (including its predecessor) since August 2011 and as a director since December 2010, (iii) Chairman of the Board of LGP since June 2013, having previously served as Chairman of the Board of LGI, LGP’s predecessor, from June 2005 to June 2013, Chairman of the Board of LGI’s predecessor, LMI, from March 2004 to June 2005, and a director of UnitedGlobalCom, Inc., now a subsidiary of LGP, from January 2002 to June 2005 and (iv) a director of Discovery, which was formerly known as Discovery Communications since September 2008 and a director of Discovery Communications’ predecessor, DHC, from May 2005 to September 2008 and as Chairman of the Board from March 2005 to September 2008. Previously, he served as (i) Chairman of the Board of GCI Liberty from March 2018 to December 2020, (ii) a director of Liberty Latin America Ltd. from December 2017 to December 2019, (iii) Chairman of the Board of Liberty Expedia from November 2016 to July 2019, (iv) a director of Lions Gate Entertainment Corp. from March 2015 to September 2018, (v) a director of Charter from May 2013 to July 2018, (vi) a director of Expedia, Inc. from December 2012 to December 2017, having previously served as a director from August 2005 to November 2012, (vii) the Chairman of the Board of Liberty TripAdvisor from August 2014 to June 2015, (viii) a director of Sirius XM from April 2009 to May 2013, (ix) a director of Ascent Capital Group, Inc. from January 2010 to September 2012, (x) a director of Live Nation from January 2010 to February 2011, (xi) Chairman of the Board of DIRECTV and its predecessors from February 2008 to June 2010 and (xii) a director of IAC/InterActive Corp from May 2006 to June 2010.

LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT | 13

•
Board Membership Qualifications: Mr. Malone, as President of TCI, co-founded Qurate Retail’s former parent company and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

John E. Welsh III
•
Age: 70

•
A director of our company.

•
Professional Background: Mr. Welsh has served as a director of our company since November 2014. Mr. Welsh has served as the President of Avalon Capital Partners LLC, an investment firm, since 2002. He served as a director of CIP Management LLC from October 2000 to December 2002 and as Managing Director and Vice-Chairman of the Board of SkyTel Communications, Inc. from 1992 to 1999. Prior to 1992, Mr. Welsh was Managing Director of Investment Banking of Prudential Securities, Inc. and Co-Head of the Mergers and Acquisitions Department.

•
Other Public Company Directorships: Mr. Welsh has served as a director of LMAC since November 2020. He served as a director of General Cable Corp. from 1997 to June 2018 and Chairman of the Board from August 2001 to June 2018. He also served as a director of Spreckels Industries, Inc. and York International, Inc. from 1996 to 2000, and Integrated Electrical Services Corp. from 2006 to 2013.

•
Board Membership Qualifications: Mr. Welsh brings to the board a strong financial background in investment banking and investment management and his experience as an audit committee member of Integrated Electrical Services Corp. In addition to possessing strong leadership and collaboration skills, Mr. Welsh has substantial experience involving the management and operation of technology companies. He is also an important resource with respect to the financial services firms that our company may engage from time to time.

Vote and Recommendation
A plurality of the combined voting power of the outstanding shares of our voting stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect Ms. Frist and Mr. Wargo as Class I members of our board of directors.
Our board of directors unanimously recommends a vote “FOR” the election of each nominee to our board of directors.
14 | LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT

PROPOSAL 2—THE AUDITORS RATIFICATION PROPOSAL
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2021.
Even if the selection of KPMG LLP is ratified, the audit committee of our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2021.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
Audit Fees and All Other Fees
The following table presents fees incurred for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2020 and 2019 and fees billed for other services rendered by KPMG LLP.
	2020	2019
Audit fees	$3,415,100	$471,200
Audit related fees	—	—
Audit and audit related fees	3,415,100	471,200
Tax fees(1)	21,500	7,900
Total fees	$3,436,600	$479,100

(1)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.
Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain Securities and Exchange Commission (SEC) rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $50,000, or if individual projects under $50,000 are likely to total $250,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific
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pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. John E. Welsh III currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2020 were approved in accordance with the terms of the policy.
Vote and Recommendation
The affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
Our board of directors unanimously recommends a vote “FOR” the auditors ratification proposal.
16 | LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT

PROPOSAL 3—THE SAY-ON-PAY PROPOSAL
We are providing our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as described below in accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the Exchange Act). This advisory vote is often referred to as the “say-on-pay” vote and allows our stockholders to express their views on the overall compensation paid to our named executive officers. Our company values the views of its stockholders and is committed to the efficiency and effectiveness of our company’s executive compensation program.
Our most recent advisory vote on the compensation of our named executive officers was held at our 2018 annual meeting of stockholders on May 24, 2018, at which stockholders representing a majority of our aggregate voting power present and entitled to vote on the say-on-pay proposal voted in favor of, on an advisory basis, our executive compensation as disclosed in our proxy statement for our 2018 annual meeting of stockholders. At our 2015 annual meeting of stockholders on June 2, 2015, a majority of the votes cast on the say-on-frequency proposal by our stockholders that were present, in person or by proxy, and entitled to vote at the 2015 annual meeting of stockholders, voting together as a single class, voted in favor of holding future advisory votes on executive compensation at a frequency of once every three years, and our board of directors adopted this as the frequency at which future advisory votes on executive compensation would be held. As described in more detail below under “Proposal 4—The Say-on-Frequency Proposal,” we are submitting for stockholder consideration at the 2021 annual meeting of stockholders a resolution for a new advisory vote regarding the frequency at which future advisory votes on executive compensation should be held. Assuming the frequency of every three years is maintained, we currently expect that our next advisory vote on executive compensation will be held in 2024.
We are seeking stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules, which include the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables (including all related footnotes) and any additional narrative discussion of compensation included herein. Stockholders are encouraged to read the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement, which provides an overview of our company’s executive compensation policies and procedures.
In accordance with Section 14A of the Exchange Act, and Rule 14a-21(a) promulgated thereunder, and as a matter of good corporate governance, our board of directors is asking stockholders to approve the following advisory resolution at the 2021 annual meeting of stockholders:
RESOLVED, that the stockholders of Liberty Broadband Corporation hereby approve, on an advisory basis, the compensation paid to our company’s named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion.
Advisory Vote
Although this vote is advisory and non-binding on our board and our company, our board and the compensation committee, which is responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.
Vote and Recommendation
This advisory resolution, which we refer to as the say-on-pay proposal, will be considered approved if it receives the affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Our board of directors unanimously recommends a vote “FOR” the say-on-pay proposal.
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PROPOSAL 4—THE SAY-ON-FREQUENCY PROPOSAL
In accordance with the requirements of Section 14A of the Exchange Act and Rule 14a-21(b) promulgated thereunder, and as a matter of good corporate governance, we are submitting for stockholder consideration a separate resolution for an advisory vote as to whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years.
At our 2015 annual meeting of stockholders on June 2, 2015, a majority of the votes cast on the say-on-frequency proposal by our stockholders that were present, in person or by proxy, and entitled to vote at the 2015 annual meeting of stockholders, voting together as a single class, voted in favor of holding future advisory votes on executive compensation at a frequency of once every three years, and our board of directors adopted this as the frequency at which future advisory votes on executive compensation would be held.
After consideration, our board of directors has determined that an advisory vote on executive compensation that occurs every three years continues to be the most appropriate policy for us.
Our board of directors believes an advisory vote every three years would allow stockholders to focus on the overall compensation objectives rather than the details of individual compensation decisions. Doing so would be compatible with our compensation philosophy which focuses on compensating our executives in a way that ensures that they have a continuing stake in our long-term success. An advisory vote every three years would allow stockholders to consider the achievement of performance objectives by our executives that focus on mid-to long-term strategies as opposed to immediate results and would allow stockholders to engage in more thoughtful analysis of our company’s executive compensation program by providing more time between votes. As a result, our board of directors recommends a vote for the holding of advisory votes on named executive officer compensation every three years.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstaining from voting when you vote in response to the following resolution:
RESOLVED, that the option of once every one year, two years or three years that receives the affirmative vote of a majority of the combined voting power cast for this resolution will be determined to be the frequency for the advisory vote on the compensation of the named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules that has been selected by Liberty Broadband Corporation’s stockholders.
Vote and Recommendation
Stockholders will be able to cast their vote for one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not being asked to vote to approve or disapprove our board of directors’ recommendation.
If one of the frequencies receives the affirmative vote of a majority of the combined voting power cast on the say-on-frequency proposal by the holders of shares of our voting stock that are present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, the frequency receiving such majority vote will be the frequency selected by our board of directors for future executive compensation votes. If no frequency receives the requisite majority, our board of directors will carefully consider the outcome of the vote and decide the frequency at which future advisory votes on executive compensation will be held.

Our board of directors unanimously recommends that stockholders vote in favor of “3 YEARS” with respect to the frequency with which stockholders are provided an advisory vote on the compensation paid to our named executive officers.

18 | LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT

PROPOSAL 5—THE STOCKHOLDER PROPOSAL
In accordance with SEC rules, we have set forth below a stockholder proposal, along with the supporting statement of the stockholder proponent, for which we and our board of directors accept no responsibility. The stockholder proposal is required to be voted upon at the annual meeting only if properly presented at the annual meeting, and such proposal shall not be acted upon at the annual meeting if it is not properly presented. As explained below, our board of directors unanimously recommends that you vote “AGAINST” the stockholder proposal, if properly presented at the meeting.
Information regarding the stockholder proponent will be provided to any stockholder upon oral or written request as required by Rule 14a-8(l) of the Exchange Act..
Stockholder Proposal
RESOLVED, that the shareowners of Liberty Broadband Corp. (Company) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s articles of incorporation and/or bylaws to provide that directors shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareowners in uncontested elections. A plurality vote standard, however, will apply to contested director elections; that is, when the number of director nominees exceeds the number of board seats.
Stockholder Supporting Statement
“Is accountability by the Board of Directors important to you? As a long-term shareowner of the Company, CalPERS thinks accountability is of paramount importance. This is why we are sponsoring this proposal. This proposal would remove a plurality vote standard for uncontested elections that effectively disenfranchises shareowners and eliminates a meaningful shareowner role in uncontested director elections.
Under the Company’s current voting system, a director may be elected with as little as one affirmative vote because ‘withheld’ votes have no legal effect. This scheme deprives shareowners of a powerful tool to hold directors accountable because it makes it impossible to defeat directors who run unopposed. Conversely, a majority voting standard allows shareowners to actually vote ‘against’ candidates and to defeat reelection of a management nominee who is unsatisfactory to the majority of shareowners who cast votes.
A substantial number of companies have already adopted this form of majority voting. More than 90% of the companies in the S&P 500 have adopted a form of majority voting for uncontested director elections. We believe the Company should join the growing number of companies that have adopted a majority voting standard requiring incumbent directors who do not receive a favorable majority vote to submit a letter of resignation, and not continue to serve, unless the Board declines the resignation and publicly discloses its reasons for doing so.
Majority voting in director elections empowers shareowners to clearly say ‘no’ to unopposed directors who are viewed as unsatisfactory by a majority of shareowners casting a vote. Incumbent board members serving in a majority vote system are aware that shareowners have the ability to determine whether the director remains in office. The power of majority voting, therefore, is not just the power to effectively remove poor directors, but also the power to heighten director accountability through the threat of a loss of majority support. That is what accountability is all about.
CalPERS believes that corporate governance procedures and practices, and the level of accountability they impose, are closely related to financial performance. It is intuitive that, when directors are accountable for their actions, they perform better. We therefore ask you to join us in requesting that the Board of Directors promptly adopt the majority voting standard for uncontested director elections. We believe the Company’s shareowners will substantially benefit from the increased accountability of incumbent directors and the power to reject directors shareowners believe are not acting in their best interests. Please vote FOR this proposal.”
Board of Directors Statement and Recommendation of the Board of Directors Regarding the Stockholder Proposal
Our board of directors has considered the proposal above relating to the adoption of a majority vote standard in uncontested director elections and does not believe that this proposal is in the best interests of our company or our stockholders at this time. Accordingly, our board of directors unanimously recommends that our stockholders vote “AGAINST” the proposal.
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Our board of directors does not believe that electing directors under a majority vote standard would result in a more effective board of directors. Importantly, the proponent has not asserted that our board of directors has not acted in the best interests of our stockholders. Our stockholders have elected independent directors, not only by a plurality, but by a sizeable majority of votes cast ever since our spin-off from Liberty Media in 2014. As a result, majority voting would not have changed the outcome of any previous elections of directors by our stockholders. In addition, we are not aware of any instance in which plurality voting prevented our stockholders from either electing the directors they wanted to elect or demonstrating their dissatisfaction with any director or our board of directors as a whole. Given that our director nominees are consistently elected by high margins, concerns asserted in the proposal that directors may be elected with one vote are unfounded and purely theoretical.
Plurality voting is the default standard under Delaware law for the election of directors. Delaware law also provides that a director serves until his or her successor is elected. A plurality vote standard guarantees a full board of directors as long as there are at least as many nominees as open seats. A plurality vote standard also avoids problems created by a majority vote standard, such as failed elections in which a director does not receive a majority of the votes cast, resulting either in (i) the incumbent director continuing to serve on the board as a holdover director in spite of such director not receiving a majority of the votes cast or (ii) a vacancy for our board to fill. A failed election as to one or more director nominees could also have other undesirable and disruptive consequences for our company. For example, as a company listed on Nasdaq, we must comply with listing standards that include requirements for maintaining independent directors and directors with particular qualifications or expertise. The failure to elect a particular nominee, depending on the independence and qualifications of the remaining directors, could impair our ability to comply with those listing standards, and might jeopardize our continued listing on Nasdaq.
Further, the proposal does not address how or when our board of directors would fill any vacancy resulting from a resignation of a director, who did not receive the requisite majority vote, or take into account that such vacancies could be disruptive and could interfere with the functioning of our board of directors. Our current voting standard and corporate governance structure allow us to maintain a stable board of directors while evaluating an appropriate response to any stockholder dissatisfaction. Consideration of all relevant factors on a case-by-case basis, rather than the uncertainty and potential disruption and noncompliance with Nasdaq listing standards that could result from the implementation of a majority voting standard, gives our board of directors flexibility and enables it to avoid undesirable and disruptive governance consequences or potential noncompliance with stock exchange requirements.
Our board of directors is also concerned about other additional consequences that may result from adopting this stockholder proposal, including the potential unnecessary increase in the cost of soliciting stockholder votes. Implementing this proposal could provide special interest stockholder groups with the ability to promote “vote-no” campaigns that our board of directors believes are not in our company’s best interests or the best interests of our stockholders, and would force our company to employ a proactive telephone solicitation, second mailing or other vote-getting strategy to obtain the required votes. The end result may be increased spending for routine elections. Our board of directors does not believe that the costs we could incur in such circumstances would be a wise use of our financial and other resources.
In addition, our board of directors believes that the quality of our directors has a far greater impact on our governance than the voting standard used to elect them. Our nominating and corporate governance committee thoroughly evaluates each nominee’s independence, judgment, skill, integrity, reputation and unique background, including education, professional experience, relevant skill sets and diversity of gender, ethnicity, age and other characteristics. This review process ensures that we are governed and managed by directors that that we believe possess the highest personal and professional ethics, integrity, values and judgment and who are committed to the long-term interests of our stockholders.
Under the current plurality voting standard, stockholders have the ability to express disapproval of corporate policies, strategy or director candidates through the use of withhold votes. Institutional and retail investors successfully utilize withhold vote campaigns to influence corporate policies and director elections. The use of withhold votes, as opposed to implementation of majority voting, provides our board of directors with flexibility to appropriately respond to stockholder dissatisfaction without concern for potential corporate governance complications arising from a failed election. In addition, stockholders who are truly dissatisfied with director candidates have the ability to nominate alternative candidates and also may make recommendations for nominations directly to the nominating and corporate governance committee by writing our Corporate Secretary as noted in “Management and Governance Matters—Nominating and Corporate Governance Committee—Director Candidate Identification Process.”
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PROPOSAL 5—THE STOCKHOLDER PROPOSAL
Vote and Recommendation
The affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the stockholder proposal, if properly presented at the meeting.

For the reasons stated above, our board of directors does not believe adopting a majority voting standard for director elections is in the best interests of the company or its stockholders at this time. Accordingly, our board of directors unanimously recommends a vote “AGAINST” this stockholder proposal, if properly presented at the meeting.

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MANAGEMENT AND GOVERNANCE MATTERS
Executive Officers
The following lists the executive officers of our company (other than Gregory B. Maffei, our President and Chief Executive Officer, who also serves as a director of our company and who is listed under “Proposals of Our Board—Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company.
Name	Positions
Albert E. Rosenthaler Age: 61	Mr. Rosenthaler has served as Chief Corporate Development Officer of our company, Liberty Media, Qurate Retail, and Liberty TripAdvisor since October 2016 and LMAC since November 2020. He previously served as Chief Corporate Development Officer of GCI Liberty from March 2018 to December 2020, Liberty Expedia from October 2016 to July 2019 and Chief Tax Officer of our company, Liberty Media, Qurate Retail and Liberty TripAdvisor from January 2016 to September 2016 and Liberty Expedia from March 2016 to September 2016. Prior to that, he served as a Senior Vice President of our company from June 2014 to December 2015, Liberty Media (including its predecessor) from May 2007 to December 2015, Qurate Retail (including its predecessor) from April 2002 to December 2015, and Liberty TripAdvisor from July 2013 to December 2015. Mr. Rosenthaler has served as a director of Tripadvisor, Inc. since February 2016.
Brian J. Wendling Age: 48	Mr. Wendling has served as Chief Accounting Officer and Principal Financial Officer of our company, Liberty Media and Qurate Retail since January 2020 and July 2019, respectively. He has also served as Chief Accounting Officer and Principal Financial Officer of LMAC since November 2020. He previously served as Chief Accounting Officer and Principal Financial Officer of GCI Liberty from January 2020 and July 2019, respectively, to December 2020. He previously served as Senior Vice President and Controller of each of our company, Liberty Media and Qurate Retail from January 2016 to December 2019 and GCI Liberty from March 2018 to December 2019. In addition, Mr. Wendling has served as a Senior Vice President and Chief Financial Officer of Liberty TripAdvisor since January 2016, and he previously served as Vice President and Controller of Liberty TripAdvisor from August 2014 to December 2015. He previously served as Senior Vice President of Liberty Expedia from March 2016 to July 2019, and Vice President and Controller of Liberty Media (including its predecessor) from November 2011 to December 2015, Qurate Retail from November 2011 to December 2015 and Liberty Broadband from October 2014 to December 2015. Prior thereto, Mr. Wendling held various positions with Liberty Media and Qurate Retail and their predecessors since 1999. Mr. Wendling has served as a director of comScore, Inc. since March 2021.
Renee L. Wilm Age: 47	Ms. Wilm has served as Chief Legal Officer and Chief Administrative Officer since September 2019 and January 2021, respectively, of our company, Liberty Media, Qurate Retail and Liberty TripAdvisor, and Chief Legal Officer and Chief Administrative Officer of LMAC since November 2020 and January 2021, respectively. Ms. Wilm previously served as Chief Legal Officer of GCI Liberty from September 2019 to December 2020. Ms. Wilm has served as a director of LMAC since January 2021. Prior to September 2019, Ms. Wilm was a Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, Liberty Media, Qurate Retail, Liberty TripAdvisor and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance. At Baker Botts, Ms. Wilm was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office.
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MANAGEMENT AND GOVERNANCE MATTERS
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office. There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption.
During the past ten years, none of our directors or executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
Code of Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at www.libertybroadband.com.
Director Independence
It is our policy that a majority of the members of our board of directors be independent of our management. For a director to be deemed independent, our board of directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our board of directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our board of directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our board of directors has determined that each of Gregg L. Engles, Julie D. Frist, Richard R. Green, Sue Ann R. Hamilton, J. David Wargo and John E. Welsh III qualifies as an independent director of our company.
Board Composition
As described above under “Proposals of Our Board—Proposal 1—The Election of Directors Proposal,” our board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, science and technology, venture capital, investment banking, auditing and financial engineering. For more information on our policies with respect to board candidates, see “—Committees of the Board of Directors—Nominating and Corporate Governance Committee” below.
Board Classification
As described above under “Proposals of our Board—Proposal 1—The Election of Directors Proposal,” our board of directors currently consists of eight directors, divided among three classes. Our board believes that its current classified structure, with directors serving for three-year terms, is the appropriate board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
Long-Term Focus & Accountability
Our board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our board believes that three-year terms focus director accountability on the board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
Continuity of Board Leadership
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our nominating and corporate governance committee works actively to ensure our board continues to be comprised of such individuals.
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Board Diversity
Our board understands and appreciates the value and enrichment provided by a diverse board. As such, we actively seek diverse director candidates (see “—Committees of the Board of Directors—Nominating and Corporate Governance Committee—Board Criteria”). Our board membership currently includes two directors who identify as female.
Board Leadership Structure
Our board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). John C. Malone, one of our largest stockholders, holds the position of Chairman of the Board, leads our board and board meetings and provides strategic guidance to our Chief Executive Officer. Gregory B. Maffei, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our board in fulfilling its duties.
Board Role in Risk Oversight
The board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity, and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full board. In addition, the oversight and review of other strategic risks are conducted directly by the full board.
The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material environmental and social matters such as climate change, human capital management, diversity, equity and inclusion, and community relations (together with governance concerns, ESG). Our management reporting processes include regular reports from Mr. Maffei, which are prepared with input from our senior management team, and also include input from our Internal Audit group and our Chief Portfolio Officer, who manages our company’s ESG efforts and remains in regular contact with senior ESG leaders across our portfolio of companies who provide feedback and disclosure on material issues. With our board’s oversight, we seek to collaborate across our portfolio of companies to drive best practices through regular ESG-focused internal meetings and discussions, including on topics such as ESG disclosure, diversity and inclusion, cybersecurity, and sustainability.
Committees of the Board of Directors
Executive Committee
Our board of directors has established an executive committee, whose members are John C. Malone and Gregory B. Maffei. Except as specifically prohibited by the General Corporation Law of the State of Delaware, the executive committee may exercise all the powers and authority of our board of directors in the management of our business and affairs, including the power and authority to authorize the issuance of shares of our capital stock.
Compensation Committee
Our board of directors has established a compensation committee, whose co-chairs are Julie D. Frist and J. David Wargo and whose other members are Richard R. Green and Sue Ann R. Hamilton. John E. Welsh III also served as a member of the compensation committee during 2020 and from January 2021 to March 2021. See “—Director Independence” above.
In November 2014, the spin-off of our company (formerly a wholly-owned subsidiary of Liberty Media) from Liberty Media was completed (the Broadband Spin-Off). In connection with the Broadband Spin-Off, we entered into a Services Agreement, dated November 4, 2014, with Liberty Media (the services agreement), pursuant to which Liberty Media provides us with administrative, executive and management services. The compensation committee
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MANAGEMENT AND GOVERNANCE MATTERS
evaluates the services fee under the services agreement on at least an annual basis, subject to certain exceptions (such as in 2019 during the then-ongoing negotiations relating to Mr. Maffei’s compensation arrangement). In addition, the compensation committee may approve incentive awards or other forms of compensation to employees of Liberty Media who are providing services to our company, which employees include our executive officers. The compensation committee determined to grant equity award compensation for 2020 (see “Executive Compensation—Compensation Discussion and Analysis”).
If we engage a chief executive officer, chief accounting officer, principal financial officer, chief legal officer, chief administrative officer, chief portfolio officer or chief corporate development officer to perform services for our company outside the services agreement, the compensation committee will review and approve corporate goals and objectives relevant to the compensation of any such person. The compensation committee also oversees the compensation of the chief executive officers of any non-public operating subsidiaries of our company. For a description of our current processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”
Our board of directors has adopted a written charter for the compensation committee, which is available on our website at www.libertybroadband.com.
Compensation Committee Report
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” below. Based on such review and discussions, the compensation committee recommended to our board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
Julie D. Frist
J. David Wargo
Richard R. Green
Sue Ann R. Hamilton
Compensation Committee Interlocks and Insider Participation
No member of our compensation committee during 2020 is or has been an officer or employee of our company, or has engaged in any related party transaction during 2020 in which our company was a participant.
Nominating and Corporate Governance Committee
Our board of directors has established a nominating and corporate governance committee, whose co-chairs are Richard R. Green and Sue Ann R. Hamilton and whose other members are Gregg L. Engles, Julie D. Frist, and John E. Welsh III. J. David Wargo also served as a member of the nominating and corporate governance committee during 2020 and from January 2021 to March 2021. See “—Director Independence” above.
The nominating and corporate governance committee identifies individuals qualified to become board members consistent with criteria established or approved by our board of directors from time to time, identifies director nominees for upcoming annual meetings, develops corporate governance guidelines applicable to our company and oversees the evaluation of our board and management.
Board Criteria. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop the company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our board seeks a breadth of experience from a variety of industries and from professional disciplines, along with a diversity of gender, ethnicity, age and other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
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•
independence from management;

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his or her unique background, including education, professional experience, relevant skill sets and diversity of gender, ethnicity, age and other characteristics;

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judgment, skill, integrity and reputation;

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existing commitments to other businesses as a director, executive or owner;

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personal conflicts of interest, if any; and

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the size and composition of the existing board of directors, including whether the potential director nominee would positively impact the composition of the board by bringing a new perspective or viewpoint to the board of directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
Director Candidate Identification Process. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “Stockholder Proposals” below, and contain the following information:
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the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our capital stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

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the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

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a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

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a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board of directors;

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any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

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a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

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a representation by each Proposing Person who is a holder of record of our capital stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

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a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

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a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

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a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the

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effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.
In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our board of directors, it may recommend to the full board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the board of directors and its committees and the director’s formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. Given our company’s ownership interest in Charter, our company and our board values the positions our directors and members of management hold on Charter’s board, as they provide our company with unique insight and input into Charter’s business and operations. The nominating and corporate governance committee also recognizes and values the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our board as a whole.
The members of our nominating and corporate governance committee have determined that Ms. Frist and Mr. Wargo, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire board of directors.
Our board of directors has adopted a written charter for the nominating and corporate governance committee. Our board of directors has also adopted corporate governance guidelines, which were developed by the nominating and corporate governance committee. The charter and the corporate governance guidelines are available on our website at www.libertybroadband.com.
Audit Committee
Our board of directors has established an audit committee, whose chairman is John E. Welsh III and whose other members are Gregg L. Engles and J. David Wargo. Richard R. Green also served as a member of the audit committee during 2020 and from January 2021 to March 2021. See “—Director Independence” above.
Our board of directors has determined that Mr. Welsh is our company’s “audit committee financial expert” under applicable SEC rules and regulations. The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
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appointing or replacing our independent auditors;

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reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

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reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

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reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

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reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

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confirming compliance with applicable SEC and stock exchange rules; and

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preparing a report for our annual proxy statement.

Our board of directors has adopted a written charter for the audit committee, which is available on our website at www.libertybroadband.com.
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Audit Committee Report
Each member of the audit committee is an independent director as determined by our board of directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our board of directors has determined that Mr. Welsh is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our board of directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from the company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 (the 2020 Form 10-K), which was filed on February 26, 2021 with the SEC.
Submitted by the Members of the Audit Committee for the periods indicated
John E. Welsh III (November 2014—Present)
Richard R. Green (November 2014—March 2021)
Gregg L. Engles (April 2021—Present)
J. David Wargo (March 2015—Present)
Other
Our board of directors, by resolution, may from time to time establish other committees of our board of directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our board of directors, subject to applicable law.
Board Meetings
During 2020, there were seven meetings of our full board of directors, two meetings of our executive committee, five meetings of our compensation committee, three meetings of our nominating and corporate governance committee and five meetings of our audit committee. Each incumbent director attended in person or by telephone 100% of the meetings of both the board of directors and the committees on which he or she served.
Director Attendance at Annual Meetings
Our board of directors encourages all members of the board to attend the 2021 annual meeting of our stockholders and to attend future annual meetings of our stockholders. All of our six directors then in office attended our 2020 annual meeting of stockholders.
Stockholder Communication with Directors
Our stockholders may send communications to our board of directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely
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basis. Stockholders are also encouraged to send communications to Liberty Broadband Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our board with insight on stockholder concerns.
Executive Sessions
In 2020, the independent directors of our company, then serving, met at four executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty Broadband Corporation, c/o Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Gregg L. Engles, Julie D. Frist, Richard R. Green, Sue Ann R. Hamilton, J. David Wargo and John E. Welsh III.
Hedging Disclosure
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
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EXECUTIVE COMPENSATION
This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
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Gregory B. Maffei, our President and Chief Executive Officer;

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Brian J. Wendling, our Principal Financial Officer and Chief Accounting Officer;

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Albert E. Rosenthaler, our Chief Corporate Development Officer; and

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Renee L. Wilm, our Chief Legal Officer and Chief Administrative Officer.

Compensation Discussion and Analysis
Compensation Overview
Services Agreement
In connection with the Broadband Spin-Off, we entered into the services agreement (the services agreement) with Liberty Media in November 2014, pursuant to which Liberty Media provides to our company certain administrative and management services, and we pay Liberty Media a monthly management fee, the amount of which is subject to a quarterly review by our audit committee (and at least an annual review by our compensation committee). As a result, Liberty Media employees, including our named executive officers other than Mr. Maffei, who is paid certain compensation elements directly by our company pursuant to the amended services agreement as described below, are typically not separately compensated by our company other than with respect to equity awards with respect to our common stock. See “—Equity Incentive Compensation” below for information concerning equity awards that were granted to our named executive officers in 2020.
In December 2019, the services agreement was amended (the amended services agreement) in connection with Liberty Media entering into a new employment arrangement with Mr. Maffei (the 2019 Maffei Employment Agreement). Under the amended services agreement, our company establishes, and pays or grants directly to Mr. Maffei, our allocable portion of his annual performance-based cash bonus, his annual equity-based awards and his upfront awards (as defined below), and we reimburse Liberty Media for our allocable portion of the other components of Mr. Maffei’s compensation, as described in more detail below in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” Under the 2019 Maffei Employment Agreement, Mr. Maffei’s compensation was allocated across Liberty Media, and each of our company, Qurate Retail, GCI Liberty (until its services agreement with Liberty Media was terminated in December 2020), and Liberty TripAdvisor (each a Service Company, or, collectively, the Service Companies) based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed. Our allocable portion of Mr. Maffei’s annual compensation was 18% in 2020. The salary, certain perquisite information and other compensation elements of Mr. Maffei that were not paid or granted directly by our company included in the “Summary Compensation Table” below include the portion of his compensation allocable to our company and for which we reimbursed Liberty Media and do not include the portion of his compensation allocable to Liberty Media or any of the other Service Companies. For the year ended December 31, 2020, we accrued management fees payable to Liberty Media under the amended services agreement of $4.9 million, not including the portion of Mr. Maffei’s compensation allocable to our company and for which we reimbursed Liberty Media.
Combination with GCI Liberty
In December 2020, our company completed its acquisition of GCI Liberty in a stock-for-stock merger (the combination). A further description of the combination can be found in the 2020 Form 10-K. Similar to our company, prior to the combination, GCI Liberty had been party to an amended services agreement with Liberty Media (the GCI Liberty amended services agreement). The GCI Liberty amended services agreement was terminated, and GCI Liberty paid a termination fee to Liberty Media when the combination was completed pursuant to the terms of the GCI Liberty amended services agreement. Prior to the termination of its amended services agreement with Liberty Media, GCI Liberty paid directly to Mr. Maffei its allocable portion of his annual performance-based cash bonus and granted directly to Mr. Maffei its allocable portion of his annual equity-based awards and his upfront awards, both of which were assumed by our company and converted into Liberty Broadband awards when the combination was completed. In addition, prior to its termination, the GCI Liberty amended services agreement provided
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for reimbursement payments by GCI Liberty to Liberty Media for GCI Liberty’s allocable portion of the other components of Mr. Maffei’s 2020 compensation. All outstanding GCI Liberty equity awards, including those held by our named executive officers, were assumed by us and converted into Liberty Broadband awards when the combination was complete.
Role of Chief Executive Officer in Compensation Decisions; Setting Executive Compensation
As a result of the management fee paid to Liberty Media, the compensation committee typically does not expect to provide any cash compensation to the executive officers other than Mr. Maffei pursuant to the amended services agreement, rather it may determine to compensate the executive officers with equity incentive compensation. Mr. Maffei may make recommendations with respect to any equity compensation to be awarded to our executive officers. It is expected that Mr. Maffei, in making any related recommendations to our compensation committee, will evaluate the performance and contributions of each of our executive officers, given his or her respective area of responsibility, and, in doing so, will consider various qualitative factors such as:
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the executive officer’s experience and overall effectiveness;

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the executive officer’s performance during the preceding year;

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the responsibilities of the executive officer, including any changes to those responsibilities over the year; and

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the executive officer’s demonstrated leadership and management ability.

When determining the extent to which the 2020 Chief RSUs (as defined below) were earned by our named executive officers, our compensation committee considered the recommendations obtained from Mr. Maffei as to the performance of Messrs. Wendling and Rosenthaler and Ms. Wilm. To make these recommendations, Mr. Maffei evaluated the performance and contributions of each such named executive officer.
In December 2019, our compensation committee approved the amended services agreement, which established the terms and conditions of our allocable portion of Mr. Maffei’s compensation for the term of the 2019 Maffei Employment Agreement. See “—Services Agreement” above.
At the 2018 annual stockholder meeting, stockholders representing a majority of the aggregate voting power of Liberty Broadband present and entitled to vote on its say-on-pay proposal voted in favor of, on an advisory basis, Liberty Broadband’s executive compensation, as disclosed in our proxy statement for the 2018 annual meeting of stockholders. No material changes were implemented to our executive compensation program as a result of this vote. In addition, at the 2015 annual meeting of stockholders, stockholders elected to hold a say-on-pay vote every three years. At our 2021 annual stockholder meeting, we are submitting for stockholder consideration (i) a separate resolution for an advisory vote as to whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years, and (ii) a proposal to approve, on an advisory basis, our executive compensation. See “Proposals of Our Board—Proposal 3—The Say-On-Pay Proposal” and “Proposals of Our Board—Proposal 4—The Say-On-Frequency Proposal.”
Role of Independent Compensation Consultant
Prior to entering into the amended services agreement with Liberty Media in connection with the 2019 Maffei Employment Agreement, our compensation committee engaged Frederic W. Cook & Co., Inc. (FW Cook), an independent and experienced compensation consultant, to assist in determining the reasonableness of compensation to be allocated to our company under the amended services agreement.
In order to assess the reasonableness of compensation, FW Cook evaluated the market value of Mr. Maffei’s role at our company and the proposed allocation to our company under the amended services agreement. Given the unique nature of Mr. Maffei’s role at our company, FW Cook evaluated the market value of the executive job at our company through three different lenses: as Chief Executive Officer, Chairman of the Board and managing partner of a private equity firm.
In assessing the reasonableness of pay as Chief Executive Officer or Chairman of the Board, FW Cook and the compensation committee reviewed pay data for companies comparable to ours, including companies in the media and diversified telecommunication services industries, and companies with which we may compete for executive talent and stockholder investment and also included companies in those industries that are similar to our company in size, geographic location or complexity of operations (the comparable companies).
In assessing the reasonableness of pay as Chairman of the Board, FW Cook and the compensation committee reviewed pay data for companies comparable to Charter Communications, in which our company owns a meaningful
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stake, and for which Mr. Maffei’s oversight represents a meaningful portion of his responsibilities for our company. These companies included companies in the media, diversified telecommunication services, communication equipment and wireless telecommunication service industries, and companies with which we believed Charter Communications may compete for executive talent and stockholder investment and also included companies in those industries that are similar to Charter Communications in size, geographic location or complexity of operations.
In assessing the reasonableness of pay as a managing partner of a private equity firm, FW Cook and the compensation committee reviewed survey data regarding the compensation of private equity professionals.
Elements of 2020 Executive Compensation
For 2020, the principal components of compensation for Mr. Maffei were:
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base salary;

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a one-time award of time-based restricted stock units granted to Mr. Maffei in connection with his offer to restructure his 2020 compensation and reduce his base salary in response to potential liquidity concerns at Liberty Media and the Service Companies resulting from the onset of the pandemic;

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a performance-based bonus, payable in cash;

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time-vested stock options; and

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perquisites and other limited personal benefits.

Base Salary
Mr. Maffei’s base salary is governed by the terms of the 2019 Maffei Employment Agreement. For 2020, Mr. Maffei’s base salary was $3,000,000, as prescribed by the 2019 Maffei Employment Agreement. Pursuant to the 2019 Maffei Employment Agreement and the amended services agreement, Liberty Media pays Mr. Maffei’s base salary directly, and we reimburse Liberty Media for our allocable portion. In 2020, the portion of Mr. Maffei’s aggregate annual base salary allocated to our company was 18% or $540,000. Due to potential liquidity concerns at Liberty Media and the Service Companies resulting from the onset of the pandemic, Mr. Maffei offered to waive and restructure a portion of his 2020 calendar year base salary. For the period from April 4, 2020 through December 31, 2020, Mr. Maffei waived the right to receive his base salary (except for amounts sufficient to cover health insurance, flexible spending contributions and certain taxes) and received grants of RSUs (as defined below) on April 14, 2020 from Liberty Media and each Service Company with an aggregate grant date fair value equal to one-half of the base salary waived by Mr. Maffei. Such RSUs (as defined below) were allocated among Liberty Media and each Service Company in accordance with the 2019 Maffei Employment Agreement and vested on December 10, 2020. The other half of Mr. Maffei’s base salary for the referenced period was forfeited pursuant to his waiver.
2020 Performance-based Bonus
Overview. For 2020, our compensation committee adopted an annual, performance-based bonus program for Mr. Maffei, with a bonus amount payable to Mr. Maffei based on his individual performance.
Pursuant to the 2019 Maffei Employment Agreement, Mr. Maffei was assigned a target bonus opportunity under the performance-based bonus program equal to $17 million in the aggregate for Liberty Media, our company and each of the other Service Companies. That bonus amount was split among, and payable directly by Liberty Media and each of the Service Companies, with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee. In 2020, the portion of Mr. Maffei’s aggregate target bonus amount allocated to our company was 18% or $3,060,000. The portions of Mr. Maffei’s aggregate target bonus amount allocated to each of Liberty Media, Qurate Retail, GCI Liberty and Liberty TripAdvisor pursuant to the amended services agreements were 44% (or $7,480,000), 19% (or $3,230,000), 14% (or $2,380,000) and 5% (or $850,000), respectively.
Mr. Maffei was assigned by our compensation committee a maximum bonus opportunity under the performance-based bonus program equal to $6,120,000 (the Liberty Broadband Maximum Performance Bonus). The bonus maximum was established by the compensation committee in March 2020 and was determined to be up to 200% of Mr. Maffei’s target annual bonus allocated to our company under the 2019 Maffei Employment Agreement. Each of Liberty Media, Qurate Retail, GCI Liberty and Liberty TripAdvisor also established maximum performance-based bonuses for Mr. Maffei of $14,960,000, $6,460,000, $4,760,000 and $1,700,000, respectively.
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The Liberty Broadband Maximum Performance Bonus was subject to reduction based on a determination of Mr. Maffei’s achievement of qualitative criteria established with respect to the services to be performed by Mr. Maffei on behalf of our company. Under the corollary programs of Liberty Media and Qurate Retail, Mr. Maffei was entitled to receive from each of Liberty Media and Qurate Retail a maximum individual performance bonus equal to 60% of his Liberty Media and Qurate Retail maximum performance bonuses, subject to reduction based on a determination of his achievement of qualitative criteria established with respect to the services to be performed by him on behalf of Liberty Media and Qurate Retail, respectively, and an amount equal to 40% of his Liberty Media and Qurate Retail maximum performance bonuses, subject to reduction based on a determination of the corporate performance of Liberty Media and Qurate Retail, respectively. Under the corollary programs of each of GCI Liberty and Liberty TripAdvisor, Mr. Maffei was entitled to receive from the applicable Service Company a maximum individual bonus equal to 100% of his maximum performance bonus established by the applicable Service Company, subject to reduction based on a determination of Mr. Maffei’s achievement of qualitative criteria established with respect to the services to be performed by him on behalf of that Service Company. Our compensation committee believes this construct was appropriate in light of the amended service agreement and the fact that Mr. Maffei splits his professional time and duties.
In December 2020, our compensation committee and the compensation committees of Liberty Media and each other Service Company reviewed contemporaneously Mr. Maffei’s personal performance and, with respect to Liberty Media and Qurate Retail, corporate performance under each company’s program. Notwithstanding this joint effort, our compensation committee retained sole and exclusive discretion with respect to the approval of award terms and amounts payable under our bonus program. The reviews were conducted before the completion of the combination and, therefore, Mr. Maffei’s individual performance was reviewed with respect to such performance as it related to Liberty Broadband only.
Our compensation committee reviewed Mr. Maffei’s performance to determine the reduction that would apply to his Liberty Broadband Maximum Performance Bonus. Our compensation committee took into account a variety of factors, without assigning a numerical weight to any single performance measure. The determination was based on reports to our board, the observations of committee members throughout the year and Mr. Maffei’s self-evaluation. In evaluating the performance of Mr. Maffei for determining the reduction that would apply to his Liberty Broadband Maximum Performance Bonus, the following performance objectives related to our company which has been assigned to him for 2020 were considered:
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Support the merger of our company and GCI Liberty

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Assist in developing a succession plan at Charter

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Assist Charter management in critical operational decisions and capital structure

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Provide leadership and development opportunities to our management team, including support of a succession plan at our company

Following a review of Mr. Maffei’s performance and a review of the time allocated to matters for our company, our compensation committee determined to pay Mr. Maffei the following portion of his Liberty Broadband Maximum Performance Bonus:
Liberty Broadband Maximum Performance Bonus	Percentage Payable	Aggregate Dollar Amount Paid
$6,120,000	84.4%	$5,164,056
Aggregate Results. Our compensation committee noted that, when combined with the total 2020 performance-based bonus amounts paid by Liberty Media and the other Service Companies, including GCI Liberty, Mr. Maffei received $27,917,713. For more information regarding this bonus award, please see the “Grants of Plan-Based Awards” table below.
Equity Incentive Compensation
The Liberty Broadband Corporation 2019 Omnibus Incentive Plan, as amended (the 2019 incentive plan), provides for the grant of a variety of incentive awards, including stock options, restricted shares, restricted stock units (RSUs), stock appreciation rights (SARs) and performance awards. Our compensation committee has a preference for grants of stock options and awards of restricted stock or RSUs (as compared with other types of available awards under the 2019 incentive plan) based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee
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that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date.
As discussed above, our executive officers perform management services for our company pursuant to the amended services agreement, and from the Broadband Spin-Off in 2014 until 2019, we did not separately compensate our executive officers for those services, other than to grant a stock option award to Mr. Maffei in 2014. In addition, Liberty Broadband did not incur any of the costs of the equity awards granted by Liberty Media to its executive officers who provided services to our company during that period. Following a review of this practice, our compensation committee determined to grant the equity awards granted to Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm described below after considering the Liberty Media compensation committee’s request that our company grant a proportionate share of the aggregate equity grant value to each named executive officer each year for their service to our company and each of Liberty Media and the other Service Companies. The proportionate share for each company was determined based 50% on the relative market capitalization and 50% on relative time spent by Liberty Media’s employees working for such issuer. As a result, in March 2019, we began granting equity awards directly to our named executive officers and we granted such awards in 2020 as well. With respect to awards made to Mr. Maffei in 2020, the 2019 Maffei Employment Agreement provides that Mr. Maffei’s aggregate annual equity award value will be granted across Liberty Media and the Service Companies by Liberty Media’s compensation committee, our compensation committee and the compensation committees of each other Service Company based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed.
Consistent with our compensation philosophy, our compensation committee believes in aligning the interests of the named executive officers with those of our stockholders. This will ensure that our executives have a continuing stake in our long-term success. In furtherance of this philosophy, in 2020, our compensation committee granted the equity awards described below to Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm.
Maffei Annual Equity Awards. The 2019 Maffei Employment Agreement provides Mr. Maffei with the opportunity to earn equity awards during the employment term. See “—Executive Compensation Arrangements—Gregory B. Maffei” for additional information about the annual awards provided under the 2019 Maffei Employment Agreement.
When structuring the 2019 Maffei Employment Agreement, to further align Mr. Maffei’s interests with those of the other stockholders, the compensation committee structured his annual equity award grants as either option awards or performance-based restricted stock units with meaningful payout metrics determined annually. This structure was designed to provide for alignment of interests with the company’s stockholders and flexibility to the compensation committee to incent achievement of strategic objectives that may change or evolve over the term of the agreement.
The 2019 Maffei Employment Agreement provided that Mr. Maffei was entitled to receive from our company, Liberty Media and the other Service Companies in 2020 a combined target value equity award of $17.5 million comprised of time-vested stock options, performance-based restricted stock units or a combination of award types, at Mr. Maffei’s election.
In 2020, our compensation committee granted time-vested stock options to Mr. Maffei in satisfaction of our obligations under the 2019 Maffei Employment Agreement for 18% of Mr. Maffei’s aggregate annual equity award for 2020, or $3,150,000. Our compensation committee believed that time-vested stock options are consistent with its philosophy of aligning the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.
As a result, our compensation committee granted to Mr. Maffei 99,604 LBRDK time-vested options (the 2020 Maffei Annual Options). The 2020 Maffei Annual Options had a grant date of March 13, 2020, a term of seven years, and an exercise price of $112.29, which was the closing price of the LBRDK on the grant date. In addition, the stock options vested in full on December 31, 2020, and were subject to other applicable terms and conditions for option grants as set forth in the 2019 Maffei Employment Agreement.
For more information regarding the equity awards, see the “Grants of Plan-Based Awards” table below.
Other 2020 Awards
Multiyear Equity Awards. Our compensation committee decided to make a larger stock option grant (equaling approximately three to four years’ value of the named executive officer’s annual grants) that vest between two and
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four years after grant, rather than making annual grants over the same period. These multiyear grants provide for back-end weighted vesting and generally expire seven to ten years after grant to encourage executives to remain with the company over the long-term and to better align their interests with those of the stockholders.
In line with this philosophy, in connection with entering into, and pursuant to the terms of, the 2019 Maffei Employment Agreement, Mr. Maffei was entitled to an upfront award, to be granted in two tranches in December 2019 and December 2020 (the Maffei Term Equity). Eighteen percent of the 2019 tranche of the Maffei Term Equity, or $8.1 million, was allocated to our company and 25% of the 2020 tranche of the Maffei Term Equity, or $11.25 million, was allocated to our company following a reallocation in December 2020. In December 2019, Mr. Maffei received a grant of options representing the 2019 tranche of his Maffei Term Equity, which included options to purchase 260,419 LBRDK shares, with an exercise price of $121.89, which vest on December 31, 2023 (the 2019 Maffei Term Options), and in December 2020, Mr. Maffei received a grant of options representing the 2020 tranche of his Maffei Term Equity (the 2020 Maffei Term Options), which included options to purchase 289,858 LBRDK shares, with an exercise price of $164.99, which vest on December 31, 2024. See “—Executive Compensation Arrangements—Gregory B. Maffei” below.
In December 2020, our compensation committee granted to each of Messrs. Wendling and Rosenthaler and Ms. Wilm the following multiyear stock option awards that equal the value of Messrs. Wendling’s and Rosenthaler’s annual grants that are expected to be granted to each for the period from January 1, 2021 through December 31, 2023, and in the case of Ms. Wilm, a top-up in value over grants already made for the period from January 1, 2021 through December 31, 2023 to reflect the increased responsibilities associated with her new role as Chief Administrative Officer: Mr. Wendling—15,575 options to purchase LBRDK shares (the Wendling 2020 Multiyear Options); Mr. Rosenthaler—28,136 options to purchase LBRDK shares (the Rosenthaler 2020 Multiyear Options); and Ms. Wilm—7,576 options to purchase LBRDK shares (the Wilm 2020 Multiyear Options, and together with the Wendling 2020 Multiyear Options and the Rosenthaler 2020 Multiyear Options, the 2020 NEO Multiyear Options). The 2020 NEO Multiyear Options vest in equal installments on each of December 7, 2022 and 2023 and expire on the seventh anniversary of the grant date. See the “Grants of Plan-Based Awards” and the “Outstanding Equity Awards at Fiscal Year-End” tables below for more information about the 2020 NEO Multiyear Options.
Annual Performance Awards
Performance-based RSU Awards. Our compensation committee granted annual performance RSUs to Messrs. Wendling and Rosenthaler and Ms. Wilm in March 2020. Our compensation committee granted to each of Messrs. Wendling and Rosenthaler and Ms. Wilm 1,309, 2,695 and 2,166 LBRDK performance-based RSUs, respectively, (collectively, the 2020 Chief RSUs). The 2020 Chief RSUs would vest subject to the satisfaction of the performance objectives described below.
Our compensation committee adopted an annual, performance-based program for payment of the 2020 Chief RSUs and reviewed each named executive officer’s performance against that performance program to determine which portion of the award would be paid. Our compensation committee reviewed the 2020 personal performance of Messrs. Wendling and Rosenthaler and Ms. Wilm and considered the recommendations from Mr. Maffei. Mr. Maffei recommended that our committee vest 100% of the 2020 Chief RSUs based on his assessment of their individual performance and his general observation of their leadership and executive performance. Accordingly, our compensation committee approved vesting in full of the 2020 Chief RSUs previously granted to Messrs. Wendling and Rosenthaler and Ms. Wilm.
2020 Maffei Base Salary Restructuring Restricted Stock Unit Grant. As described above, in April 2020, Mr. Maffei received a grant of 1,864 LBRDK restricted stock units (the 2020 Maffei Restructuring RSUs) as a result of Mr. Maffei’s offer to waive and restructure his remaining unpaid 2020 calendar year base salary due to potential liquidity concerns at Liberty Media and the Service Companies resulting from the onset of the pandemic. The 2020 Maffei Restructuring RSUs vested on December 10, 2020.
Perquisites and Other Personal Benefits
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees) consist of:
•
limited personal use of Liberty Media’s corporate aircraft (pursuant to aircraft time sharing agreements between our company and Liberty Media);

•
in the case of Mr. Maffei, payment of legal expenses pertaining to his employment arrangement; and

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•
occasional, personal use of Liberty Media’s apartment in New York City (pursuant to a sharing arrangement between our company and Liberty Media), which is primarily used for business purposes, and occasional, personal use of a company car and driver.

Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. We have not provided gross-up payments to our executives in connection with any such taxable income incurred during the past three years.
Aircraft Usage. On occasion, and with the approval of the Chairman of Liberty Media, executives may have family members and other guests accompany them on Liberty Media’s corporate aircraft when traveling on business.
Pursuant to a February 5, 2013 letter agreement between Liberty Media and Mr. Maffei, Mr. Maffei is entitled to 120 hours per year of personal flight time through the first to occur of (i) the termination of his employment with Liberty Media, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2020, pursuant to November 11, 2015 and December 13, 2019 letter agreements between Liberty Media and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed Liberty Media for such usage through the first to occur of (i) the termination of his employment with Liberty Media or (ii) the cessation of ownership or lease of corporate aircraft. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of the corporate aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the Standard Industry Fare Level (SIFL) rates, for all personal use of the corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with Liberty Media for travel. Flights where there are no passengers on company-owned aircraft are not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company-owned aircraft.
For disclosure purposes, Liberty Media determines the aggregate incremental cost to Liberty Media of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because Liberty Media’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
Pursuant to the amended services agreement, we pay Liberty Media for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei using Liberty Media’s corporate aircraft for our company’s business matters along with the approved personal use of Liberty Media’s corporate aircraft that are allocable to our company under the amended services agreement. Pursuant to aircraft time sharing agreements between Liberty Media and Mr. Maffei, Mr. Maffei was responsible for reimbursing Liberty Media for costs associated with his 50 additional hours per year of personal flight time and such costs include the expenses listed above, insurance obtained for the specific flight and an additional charge equal to 100% of the aircraft fuel and oil expenses for the specific flight.
For purposes of determining an executive’s taxable income, personal use of Liberty Media’s aircraft is valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount that may be deducted for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be
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limited by Section 162(m) of the Code to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
Liberty Media has a fractional ownership contract with NetJets, Inc. for business travel purposes. Given the coronavirus pandemic and the significant reduction in business travel, the minimum use of the NetJets contract would not be met and, therefore, the company’s named executive officers and directors were afforded the opportunity to use a portion of the NetJets contract for personal use, provided that each such named executive officer or director was responsible for reimbursing Liberty Media for costs associated therewith. Such use resulted in no incremental cost to the company and the executives did not incur any taxable income in connection therewith.
Changes for 2021
Our company, Liberty Media and each of the other Service Companies approved an annual cash bonus program that will apply to our named executive officers beginning in 2021. The compensation committees of each of these companies established for each named executive officer target and maximum bonus opportunities, sixty percent of which will be based on the officer’s individual performance goals and forty percent on corporate performance goals that relate to our company, Liberty Media and each of the other Service Companies (including subsidiary financial metrics and corporate level achievements). Our company will pay directly to our other named executive officers (in addition to Mr. Maffei) the portion of the annual cash performance bonus that will be allocated to our company according to the same allocation schedule that applies to Mr. Maffei, pursuant to the amended services agreement. Mr. Maffei’s compensation is allocated across Liberty Media, and each of our company and the other Service Companies based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed.
Deductibility of Executive Compensation
In developing the 2020 compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code is considered. That provision prohibits the deduction of compensation of more than $1 million paid to certain executives, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. Although some performance-based awards will not result in a compensation deduction after 2017, we believe the transition rules in effect for binding contracts in effect on November 2, 2017 should continue to allow certain of these awards to maintain their exemption from the $1 million annual deduction limitation for so long as such awards are not materially modified. However, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
Recoupment Provisions
In those instances where we grant equity-based incentive compensation, we expect to include in the related agreement with the executive a right, in favor of our company, to require the executive to repay or return to the company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or stock appreciation rights). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. The cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement. The compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the
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disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Beginning in December 2020, we also began including in new forms of equity-based award agreements a right, in favor of our company, to require the executive to repay or return to the company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach.
Summary Compensation Table
Name and Principal Position (as of 12/31/20)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Gregory B. Maffei President and Chief Executive Officer	2020	372,603	—	—	14,887,841	5,164,056	219,696(5)	20,644,196
	2019	—	900,000	2,259,278	9,394,706	—	—	12,553,984
	2018	—	—	—	—	—	—	—
Brian J. Wendling(6) Principal Financial Officer and Chief Accounting Officer	2020	—	—	146,988	653,360	—	—	800,348
	2019	—	—	98,957	—	—	—	98,957
	2018	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Albert E. Rosenthaler Chief Corporate Development Officer	2020	—	—	302,622	1,180,285	—	39,815(7)	1,522,722
	2019	—	—	225,946	—	—	—	225,946
	2018	—	—	—	—	—	—	—
Renee L. Wilm(8) Chief Legal Officer	2020	—	—	243,220	317,808	—	—	561,028
	2019	—	—	52,943	777,883	—	—	830,826
	2018	n/a	n/a	n/a	n/a	n/a	n/a	n/a

(1)
Represents only that portion of Mr. Maffei’s base salary allocated to our company under the amended services agreement in connection with the 2019 Maffei Employment Agreement as described in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” For a description of the allocation of Mr. Maffei’s compensation among Liberty Media, our company and the other Service Companies pursuant to the 2019 Maffei Employment Agreement and the amended services agreement, see “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” Pursuant to the 2019 Maffei Employment Agreement, beginning January 1, 2020 the amount of Mr. Maffei’s base salary allocable to our company was $540,000. Due to the financial impact of the coronavirus pandemic, for the period from April 4, 2020 through December 31, 2020, Mr. Maffei offered to waive the right to receive his base salary except for amounts sufficient to cover health insurance, flexible spending contributions and certain taxes. In consideration for Mr. Maffei’s offer to waive and restructure his base salary, we granted to Mr. Maffei the 2020 Maffei Restructuring RSUs, which had a grant date fair value of $225,003. Mr. Maffei received an aggregate of $147,600 in cash salary during 2020. The portion of the grant date fair value of the 2020 Maffei Restructuring RSUs that replaced Mr. Maffei’s foregone base salary of $392,400 is reflected in the “Salary” column of this Summary Compensation Table. The grant date fair value of all of the 2020 Maffei Restructuring RSUs is reflected in the “Grants of Plan-Based Awards” table below.

(2)
Represents only that portion of Mr. Maffei’s cash commitment bonus allocated to our company under the amended services agreement in connection with the 2019 Maffei Employment Agreement as described in “— Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.”

(3)
Reflects, as applicable, the grant date fair value of the 2020 Chief RSUs and the RSUs awarded to Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm in 2019. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 13 to our consolidated financial statements for the year ended December 31, 2020 (which are included in our 2020 Form 10-K). Does not include the grant date fair value of any legacy GCI Liberty RSUs or restricted stock awards that were granted by GCI Liberty before the combination and assumed by our company in connection with the combination, in accordance to the SEC disclosure rules.

(4)
The grant date fair values of the 2020 Maffei Annual Options, the 2020 Maffei Term Options, the 2019 Maffei Term Options, the 2020 NEO Multiyear Options and the stock options awarded to Mr. Maffei and Ms. Wilm in 2019 have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 13 to our consolidated financial statements for the year ended December 31, 2020 (which are included in our 2020 Form 10-K). Does not include the grant date fair value of any legacy GCI Liberty option awards that were granted by GCI Liberty before the combination and assumed by our company in connection with the combination, in accordance with the SEC disclosure rules.

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(5)
Includes the following amounts, which were allocated to our company under the amended services agreement:

Amounts ($)
Payment in 2020 for legal expenses pertaining to Mr. Maffei’s employment agreement entered into in December 2019	117,507
Compensation related to personal use of corporate aircraft(a)	96,136
Life insurance premiums	365
Matching contributions made to the Liberty Media 401(k) Savings Plan(b)	5,130

(a)
Calculated based on aggregate incremental cost of such usage allocated to our company.

(b)
The Liberty Media 401(k) Savings Plan provides employees with an opportunity to save for retirement. The Liberty Media 401(k) Savings Plan participants may contribute up to 75% of their eligible compensation on a pre-tax basis to the plan and an additional 10% of their eligible compensation on an after-tax basis (subject to specified maximums and IRS limits), and Liberty Media contributed a matching contribution that vests based upon the participants’ years of service and is based on the participants’ own contributions up to the maximum matching contribution set forth in the plan. Our company reimburses Liberty Media under the amended services agreement for our allocable portion of the matching contribution for Mr. Maffei. Mr. Maffei’s matching contributions are fully vested. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution.

Liberty Media owns an apartment in New York City which is primarily used for business purposes. Mr. Maffei occasionally used this apartment for personal reasons during the year indicated above. From time to time, we pay the cost of miscellaneous shipping and catering expenses for Mr. Maffei.

(6)
Mr. Wendling was promoted to the Principal Financial Officer role at our company effective July 1, 2019, and the Chief Accounting Officer role at our company effective January 1, 2020. His compensation for 2018 has been omitted in reliance upon the SEC’s interpretive guidance.

(7)
Compensation related to personal use of corporate aircraft. Calculated based on aggregate incremental cost of such usage to our company.

(8)
Ms. Wilm assumed the role of Chief Legal Officer of our company effective September 23, 2019, and the role of Chief Administrative Officer in January 2021.

Executive Compensation Arrangements
Gregory B. Maffei
2019 Maffei Employment Agreement
Liberty Media entered into the 2019 Maffei Employment Agreement with Mr. Maffei, effective December 13, 2019. The arrangement provides for a five year employment term beginning January 1, 2020 and ending December 31, 2024, with an annual base salary of $3 million (with no contracted increase) and a one-time cash commitment bonus of $5 million, an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee with respect to its allocable portion), upfront awards (with an aggregate grant date fair value of $90 million to be granted in two equal tranches) and annual equity awards with an aggregate target grant date fair value of $17.5 million.
Liberty Media paid Mr. Maffei his $5 million cash commitment bonus in 2019, and we reimbursed Liberty Media for our allocable portion (which was 18.0%) in 2019.
Maffei Term Equity Awards
Also on December 13, 2019, in connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei became entitled to receive term equity awards with an aggregate grant date fair value of $90 million (the upfront awards) to be granted in two equal tranches. The first tranche of Mr. Maffei’s upfront awards consisted of time-vested stock options from each of our company, Liberty Media, Qurate Retail and GCI Liberty and time-vested restricted stock units from Liberty TripAdvisor (collectively, the 2019 term awards) that vest, in each case, on December 31, 2023 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vests on December 15, 2023), subject to Mr. Maffei’s continued employment, except as described below. Our portion of the first tranche of the upfront awards has an aggregate grant date fair value of $8,100,000 and consisted of 260,419 stock options to purchase LBRDK shares, with a term of seven years.
The second tranche of the upfront awards was granted in December 2020 and consisted of time-vested stock options from each of our company, Liberty Media, Qurate Retail and GCI Liberty and time-vested RSUs from Liberty TripAdvisor (collectively, the 2020 term awards). The 2020 term awards will vest, in each case, on December 31, 2024, subject to Mr. Maffei’s continued employment (except Liberty TripAdvisor’s award of time-vested restricted
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stock units, which vests on the fourth anniversary of its grant date), except as described below. Our company’s portion of the second tranche of the upfront awards has an aggregate grant date fair value of $11,250,000 and consisted of 289,858 stock options to purchase LBRDK shares, with a term of seven years.
Annual Awards
Pursuant to the 2019 Maffei Employment Agreement, the aggregate grant date fair value of Mr. Maffei’s annual equity awards is $17.5 million for each year during the term of the 2019 Maffei Employment Agreement and is comprised of awards of time-vested stock options (the Annual Options), performance-based RSUs (Annual Performance RSUs) or a combination of award types, at Mr. Maffei’s election, allocable across Liberty Media and each of the Service Companies (collectively, the Annual Awards). Vesting of any Annual Performance RSUs will be subject to the achievement of one or more performance metrics to be approved by our compensation committee and the compensation committee of Liberty Media or the applicable other Service Company with respect to its allocable portion of the Annual Performance RSUs. For a description of Mr. Maffei’s Annual Awards, see “— Compensation Discussion and Analysis—Elements of Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards.”
Termination Payments and Benefits
Mr. Maffei will be entitled to the following payments and benefits from Liberty Media (with Liberty Media being reimbursed by our company for its allocated portion of the severance benefits pursuant to the amended services agreement) if his employment is terminated at Liberty Media under the circumstances described below, subject to the execution of releases by Liberty Media and Mr. Maffei in a form to be mutually agreed. The following discussion also summarizes the termination payments and benefits that Mr. Maffei would be entitled to if his services are terminated at our company under the scenarios described below.
Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s employment is terminated by Liberty Media without cause (as defined in the 2019 Maffei Employment Agreement) or if Mr. Maffei terminates his employment for good reason (as defined in the 2019 Maffei Employment Agreement), he is entitled to the following: (i) his accrued base salary, any accrued but unpaid bonus for a prior completed year, any unpaid expense reimbursements and any amounts due under applicable law; (ii) a severance payment of two times his base salary during the year of his termination to be paid in equal installments over 24 months; (iii) fully vested shares with an aggregate grant date fair value of $35 million consisting of shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor and us; (iv) full vesting of his upfront awards and full vesting of the annual equity awards for the year in which the termination occurs (including the grant and full vesting of such annual equity awards if the termination occurs before they have been granted); (v) lump sum cash payment of two times the average annual cash performance bonus paid for the two calendar years ending prior to the termination, but in no event less than two times his target annual cash performance bonus of $17 million, with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor and us; (vi) a lump sum cash payment equal to the greater of (x) $17 million and (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor and us; and (vii) continued use for 12 months after such termination of certain services and perquisites provided by Liberty, including continued use of Liberty Media’s aircraft (collectively, the severance benefits).
Termination at our Company by our Company without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s services at our company are terminated by us without cause (as defined in the 2019 Maffei Employment Agreement) or by Mr. Maffei for good reason (as defined in the 2019 Maffei Employment Agreement), he will be entitled to full vesting of the upfront awards and the Annual Awards, in each case, granted by us (or assumed by us from GCI Liberty in connection with the combination) for the year of his termination, and if Mr. Maffei remains employed by Liberty Media at or following the date of termination of his services to our company, he will also be entitled to payment of our allocated portion of the annual cash performance bonus for the year, prorated for the portion of the calendar year in which Mr. Maffei served as an officer of our company. Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to our company.
Termination by Reason of Death or Disability. In the event of Mr. Maffei’s death or disability, he will be entitled to the same payments and benefits as if his services had been terminated without cause or for good reason as
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described above in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement—Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason.”
For Cause Termination at our Company. In the event Mr. Maffei’s services to our company are terminated by us for cause, he will forfeit any unvested portion of the upfront awards granted by us (or assumed by us from GCI Liberty in connection with the combination), and if the termination for cause occurs before the close of business on December 31 of the relevant grant year, Mr. Maffei will forfeit our allocated portion of the annual cash performance bonus and all of the annual equity awards granted by our company (or assumed by us from GCI Liberty in connection with the combination) for that grant year. If Mr. Maffei’s services are terminated by our company for cause after the close of business on December 31 of the relevant grant year, but prior to the date on which our compensation committee certifies achievement of the performance metric for any outstanding performance-based restricted stock units, the award will remain outstanding until such date and will vest to the extent determined by our compensation committee.
Voluntary Termination at our Company without Good Reason. If Mr. Maffei voluntarily terminates the services he provides to us without good reason, he will be entitled to pro rata vesting of the upfront awards granted by our company or assumed by us from GCI Liberty in connection with the combination (based on the number of days that have elapsed from the grant date and a four-year vesting period). He will also be entitled to pro rata vesting of his annual equity awards for the year of termination granted by us or assumed by us from GCI Liberty in connection with the combination (based on the elapsed number of days in the calendar year of termination) and a pro rata payment of our allocated portion of his annual cash performance bonus of $17 million (based upon the elapsed number of days in the calendar year of termination). Any performance-based restricted stock units for the year of termination that are unvested on the date of termination will remain outstanding until the performance criteria are determined and will vest pro rata (based upon the elapsed number of days in the calendar year of termination) to the extent determined by our compensation committee (at a level not less than 100% of the target award). Other than as described above, no severance benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to us. If Mr. Maffei also voluntarily terminates his employment with Liberty Media, rather than being entitled to payment of our allocated portion of his annual cash bonus, Mr. Maffei would be entitled to receive a payment from Liberty Media equal to $17 million, prorated based upon the elapsed number of days in the calendar year of termination. Our company would reimburse Liberty Media for our allocable portion of this payment.
Equity Incentive Plans
The 2019 incentive plan is designed, and prior to its expiration, the Liberty Broadband Corporation 2014 Omnibus Incentive Plan (amended and restated March 11, 2015) as amended (the 2014 incentive plan) was designed, to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and employees of Liberty Media or Qurate Retail providing services to us and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the 2019 incentive plan (collectively, as used in this description of the 2019 incentive plan, awards). The maximum number of shares of our common stock with respect to which awards may be granted is 6,000,000 shares (plus an additional 3,678,357 shares, which were assumed into the 2019 incentive plan from the GCI Liberty, Inc. 2018 Omnibus Incentive Plan (as amended) (the GCI Liberty 2018 incentive plan) after being converted into shares of common stock of Liberty Broadband in connection with the combination, which may be used for awards to participants who were not employees or other service providers of Liberty Broadband or any of its subsidiaries immediately before the combination), subject to anti-dilution and other adjustment provisions of the 2019 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of $3 million. Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company, including shares purchased on the open market. The 2019 incentive plan is administered by the compensation committee with regard to all awards granted under the 2019 incentive plan (other than awards granted to the nonemployee directors which may be administered by our full board of directors or the compensation committee), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The 2019 incentive plan is the only incentive plan under which awards will be made.
In connection with the Broadband Spin-Off, new equity incentive awards with respect to our common stock (new Broadband awards) were issued in connection with adjustments made to outstanding equity incentive awards with
LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT | 41

respect to shares of Liberty Media common stock which had been granted to various directors, officers and employees and consultants of Liberty Media and certain of its subsidiaries pursuant to the various stock incentive plans administered by the Liberty Media board of directors or the compensation committee thereof. These new Broadband awards were issued pursuant to the Liberty Broadband Corporation Transitional Stock Adjustment Plan (the transitional plan), which governs the terms and conditions of the new Broadband awards but cannot be used to make any additional grants following the Broadband Spin-Off.
In December 2020, our company completed the combination with GCI Liberty. Prior to the combination, GCI Liberty had granted to our named executive officers under the GCI Liberty 2018 incentive plan equity-based awards, including GCI Liberty’s allocable portion of Mr. Maffei’s annual equity-based awards and his upfront awards under the 2019 Maffei Employment Agreement, and multi-year stock option awards and annual equity-based awards to the other named executive officers. Some of our named executive officers also held equity-based awards with respect to GCI Liberty’s common stock that were issued in connection with adjustments made to outstanding equity incentive awards with respect to shares of Qurate Retail’s Liberty Ventures common stock, which awards were issued pursuant to the GCI Liberty, Inc. Transitional Stock Adjustment Plan (the GCI Liberty transitional plan). All of the equity-based awards with respect to GCI Liberty’s common stock, including those held by our named executive officers, were assumed by our company and converted into Liberty Broadband awards when the combination was complete. Subject to certain changes to reflect the combination, these plans will continue to govern the terms and conditions of the assumed and converted awards, but will not be used to make any additional grants following the combination.
Pay Ratio Information
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Maffei, our chief executive officer on December 31, 2020, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2020, which consisted of employees located in the U.S. representing all full-time, part-time, seasonal and temporary employees employed by our company and our consolidated subsidiaries, GCI Holdings, LLC and Skyhook Holding, Inc., on that date. Using information from our payroll records and Form W-2s, we then measured each employee’s gross wages for calendar year 2020, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2020. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
We determined the median employee’s total compensation for calendar year 2020, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above. The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$20,644,196
Median Employee Total Annual Compensation	$78,245
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	264:1
Pursuant to the terms of the 2019 Maffei Employment Agreement, Mr. Maffei received the 2020 Maffei Term Options. Our portion of the 2020 Maffei Term Options, granted in December 2020, had an aggregate grant date fair value of $12.2 million. Given that this grant was made outside of our normal, annual compensation practices, we have also included a ratio that eliminates from the total compensation the grant date fair value of our portion of the 2020 Maffei Term Options:
Chief Executive Officer Total Annual Compensation (without the Maffei 2020 Term Options)	$8,484,859
Median Employee Total Annual Compensation	$78,245
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	108:1
42 | LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Grants of Plan-Based Awards
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2020 to the named executive officers.
		Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)	Threshold (#)(2)	Target (#)(2)	Maximum (#)
Gregory B. Maffei
	03/13/2020(3)	—	3,060,000	6,120,000	—	—	—	—	—	—	—
LBRDK	03/13/2020	—	—	—	—	—	—	—	99,604(4)	112.29	2,728,504
LBRDK	04/14/2020(5)	—	—	—	—	—	—	1,864(6)	—	—	225,003
LBRDK	12/07/2020(7)	—	—	—	—	—	—	—	289,858(8)	164.99	12,159,337
Brian J. Wendling
LBRDK	03/13/2020(10)	—	—	—	—	1,309	—	—	—	—	146,988
LBRDK	12/07/2020(7)	—	—	—	—	—	—	—	15,575(9)	164.99	653,360
Albert E. Rosenthaler
LBRDK	03/13/2020(10)	—	—	—	—	2,695	—	—	—	—	302,622
LBRDK	12/07/2020(7)	—	—	—	—	—	—	—	28,136(9)	164.99	1,180,285
Renee L. Wilm
LBRDK	03/13/2020(10)	—	—	—	—	2,166	—	—	—	—	243,220
LBRDK	12/07/2020(7)	—	—	—	—	—	—	—	7,576(9)	164.99	317,808

(1)
Mr. Maffei’s 2020 performance-based bonus does not provide for a threshold bonus amount. The program does provide for a target bonus amount that would be payable upon satisfaction of the performance criteria under the 2020 performance-based bonus program. For a discussion of the 2020 performance-based bonus, see “— Compensation Discussion and Analysis—Elements of 2020 Executive Compensation—2020 Performance-based Bonus.”

(2)
The terms of the 2020 Chief RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. The amounts in the Target column represent the target amount that would have been payable to the award holder assuming (x) achievement of the performance goals was attained and (y) our compensation committee determined not to reduce such payout after considering the performance of each named executive officer. For the actual 2020 Chief RSUs that vested, see “—Compensation Discussion and Analysis—Compensation Overview—Equity Incentive Compensation.”

(3)
Reflects the date on which our compensation committee established the terms of Mr. Maffei’s 2020 performance-based bonus program, as described under “—Compensation Discussion and Analysis—Elements of 2020 Executive Compensation—2020 Performance-based Bonus.”

(4)
Vested in full on December 31, 2020.

(5)
Reflects the date on which our compensation committee established the terms of the 2020 Maffei Restructuring RSUs as described under “—Compensation Discussion and Analysis—Elements of 2020 Executive Compensation—2020 Maffei Base Salary Restructuring Restricted Stock Unit Grant.”

(6)
The 2020 Maffei Restructuring RSUs, which vested in full on December 10, 2020.

(7)
Reflects the date on which our compensation committee established the terms of the 2020 Maffei Term Options and the 2020 NEO Multiyear Options as described under “—Compensation Discussion and Analysis—Elements of 2020 Executive Compensation—Equity Incentive Compensation—Other 2020 Awards—Multiyear Equity Awards.”

(8)
Vests in full on December 31, 2024.

(9)
Vests 50% on December 7, 2022 and 50% on December 7, 2023.

(10)
Reflects the date on which our compensation committee established the terms of the 2020 Chief RSUs as described under “—Compensation Discussion and Analysis—Elements of 2020 Executive Compensation—Equity Incentive Compensation—Annual Performance Awards-Performance-based RSU Awards.”

LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT | 43

Outstanding Equity Awards at Fiscal Year-End
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2020 and held by the named executive officers, including their legacy GCI Liberty options and RSUs that were granted by GCI Liberty before the combination and assumed by our company in connection with the combination.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Maffei
Option Awards
LBRDK	1,500,000	—	—	48.10	12/17/2024	—	—	—	—
LBRDK	62,963	—	—	96.49	12/26/2024	—	—	—	—
LBRDK	41,483	—	—	88.99	03/06/2026	—	—	—	—
LBRDK	—	260,419(1)	—	121.89	12/15/2026	—	—	—	—
LBRDK	—	208,410(1)	—	122.64	12/15/2026	—	—	—	—
LBRDK	99,604	—	—	112.29	03/13/2027	—	—	—	—
LBRDK	85,898	—	—	99.11	03/13/2027	—	—	—	—
LBRDK	—	289,858(2)	—	164.99	12/07/2027	—	—	—	—
LBRDK	—	176,024(2)	—	164.78	12/07/2027	—	—	—	—
LBRDB	369,785	—	—	97.21	12/24/2021	—	—	—	—
LBRDB	37,544	—	—	97.21	03/31/2022	—	—	—	—
LBRDB	69,336	—	—	97.21	03/29/2023	—	—	—	—
LBRDB	150,059	—	—	97.21	05/11/2024	—	—	—	—
LBRDB	82,965	—	—	93.13	03/05/2025	—	—	—	—
LBRDB	12,445	—	—	100.19	03/06/2026	—	—	—	—
Brian J. Wendling
Option Awards
LBRDK	4,044	—	—	67.54	05/12/2022	—	—	—	—
LBRDK	9,629	—	—	67.54	05/12/2023	—	—	—	—
LBRDK	—	15,575(3)	—	164.99	12/07/2027	—	—	—	—
LBRDK	—	10,003(3)	—	164.78	12/07/2027	—	—	—	—
RSU Awards
LBRDK	—	—	—	—	—	—	—	1,309(4)	207,306
LBRDK	—	—	—	—	—	—	—	858(4)	135,881
Albert E. Rosenthaler
Option Awards
LBRDK	7,094	—	—	96.49	03/04/2022	—	—	—	—
LBRDK	2,901	—	—	96.49	03/04/2022	—	—	—	—
LBRDK	19,308	—	—	96.49	03/04/2023	—	—	—	—
LBRDK	2,440	—	—	96.49	12/26/2024	—	—	—	—
LBRDK	—	28,136(3)	—	164.99	12/07/2027	—	—	—	—
LBRDK	—	18,071(3)	—	164.78	12/07/2027	—	—	—	—
RSU Awards
LBRDK	—	—	—	—	—	—	—	2,695(4)	426,807
LBRDK	—	—	—	—	—	—	—	1,767(4)	279,840
Renee L. Wilm
Option Awards
LBRDK	—	25,123(5)	—	118.44	11/04/2026	—	—	—	—
LBRDK	—	18,101(5)	—	126.92	11/14/2026	—	—	—	—
LBRDK	—	7,576(3)	—	164.99	12/07/2027	—	—	—	—
LBRDK	—	4,866(3)	—	164.78	12/07/2027	—	—	—	—
RSU Awards
LBRDK	—	—	—	—	—	—	—	2,166(4)	343,029
LBRDK	—	—	—	—	—	—	—	1,420(4)	224,885

(1)
Vests in full on December 31, 2023.

(2)
Vests in full on December 31, 2024.

(3)
Vests 50% on December 7, 2022 and 50% on December 7, 2023.

(4)
Represents the target number of 2020 Chief RSUs that each of Mr. Wendling, Mr. Rosenthaler and Ms. Wilm could earn based on performance in 2020 (including with respect to the legacy GCI Liberty RSUs that were granted to each of Mr. Wendling, Mr. Rosenthaler and Ms. Wilm by GCI Liberty before the combination and assumed by our company in connection with the combination).

(5)
Vests 50% on September 23, 2022 and 50% on September 23, 2023.

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EXECUTIVE COMPENSATION
Option Exercises and Stock Vested
The following table sets forth information concerning the vesting of RSUs held by our named executive officers, in each case, during 2020. None of our named executive officers exercised any options during the year ended December 31, 2020.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Gregory B. Maffei
LBRDA	—	—	—	—
LBRDK	—	—	27,252(2)	3,149,208
Brian J. Wendling
LBRDA	—	—	—	—
LBRDK	—	—	1,112	124,866
Albert E. Rosenthaler
LBRDA	—	—	—	—
LBRDK	—	—	4,691	285,104(3)
Renee L. Wilm
LBRDA	—	—	—	—
LBRDK	—	—	447	50,194

(1)
Includes shares withheld in payment of withholding taxes at election of holder.

(2)
Includes the 2020 Maffei Restructuring RSUs.

(3)
Includes 2,152 shares of restricted stock issued in 2017 as part of an option modification program. At that time, the awards were subject to continued vesting requirements, but subsequently vested during the twelve-month period ending December 31, 2020. Based upon the December 30, 2020 LBRDK closing market price of $156.15, the value of this award at vesting was $336,035, which value is not reflected in this table.

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Potential Payments Upon Termination or Change in Control
The following table sets forth the potential payments to our named executive officers if their employment with our company had terminated at both Liberty Broadband and Liberty Media and the other Service Companies, or a change in control had occurred, in each case, as of December 31, 2020, which was the last business day of our last completed fiscal year. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market prices on December 31, 2020 for our LBRDK and LBRDB common stock, which were $158.37 and $158.00, respectively. The value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing price. Any of the named executive officers’ option awards that had exercise prices that were more than the closing market price of our Series C common stock on December 31, 2020 have been excluded from the table. The value of the RSUs shown in the table is based on the applicable closing market price and the number of RSUs that would have vested in the applicable termination scenario.
Each of our named executive officers has received awards and payments under our incentive plans. Additionally, Mr. Maffei is entitled to certain payments and acceleration rights upon termination under his employment agreement. See “—Executive Compensation Arrangements” above and “—Termination Without Cause or for Good Reason” below.
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements,” which are incorporated by reference herein).
Voluntary Termination
Each of the named executive officers, other than Ms. Wilm, holds equity awards that were issued under the transitional plan. The stock options awarded to Mr. Maffei in 2014 and in 2019 were issued under the 2014 incentive plan. The 2020 Maffei Term Options and 2019 Maffei Term Options, 2020 Maffei Annual Options, 2020 Chief RSUs, 2020 NEO Multiyear Options and the stock options issued to Ms. Wilm in 2019 were issued under the 2019 incentive plan. The equity-based awards with respect to GCI Liberty common stock held by our named executive officers assumed by our company and converted into Liberty Broadband awards in connection with the combination were issued under the GCI Liberty 2018 incentive plan and the GCI Liberty transitional plan. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer would typically only have a right to the equity grants that vested prior to his or her termination date. However, if Mr. Maffei had voluntarily terminated his employment at December 31, 2020, his 2020 Maffei Term Options, 2019 Maffei Term Options and the 2019 term awards and 2020 term awards originally granted by GCI Liberty in December 2019 and December 2020, respectively, which were assumed and converted into 2019 term awards and 2020 term awards with respect to Liberty Broadband common stock in connection with the combination (the 2019 Maffei Legacy GLIB Term Options and 2020 Maffei Legacy GLIB Term Options, respectively), would have vested on a pro rata basis. Mr. Maffei would have been entitled to certain other benefits upon a voluntary termination of his employment with our company as of December 31, 2020. The type and amount of severance pay and benefits Mr. Maffei would receive would depend on whether he remained employed by Liberty Media at or following the date of termination of his services to our company or whether his employment with Liberty Media was also voluntarily terminated. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Arrangement—Termination Payments and Benefits” above. Messrs. Wendling and Rosenthaler and Ms. Wilm are not entitled to any severance payments or other benefits upon a voluntary termination of his or her respective employment for any reason. The foregoing discussion assumes that the named executive officers voluntarily terminated his or her respective employment without good reason. See “—Termination Without Cause or for Good Reason” below for a discussion of potential payments and benefits upon a named executive officer’s voluntary termination of his or her employment for good reason.
Termination for Cause
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and unvested RSUs under the existing incentive plans would typically be forfeited by any named executive officer (other than Mr. Maffei in the case of equity grants constituting vested options or similar rights) who is terminated for “cause.”
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EXECUTIVE COMPENSATION
Unless there is a different definition in the applicable award agreement, each of the transitional plan, the 2014 incentive plan, the 2019 incentive plan, the GCI Liberty 2018 incentive plan and the GCI Liberty transitional plan define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. With respect to Mr. Maffei’s equity grants, including the stock options granted to him in 2014, the Maffei 2020 Term Options, the Maffei 2019 Term Options, the 2019 Maffei Legacy GLIB Term Options and 2020 Maffei Legacy GLIB Term Options “cause,” as defined in the applicable award agreement, means (i) Mr. Maffei’s willful failure to follow the lawful instructions of the board of directors of our company; (ii) the commission by Mr. Maffei of any fraud, misappropriation or misconduct that causes demonstrable material injury to our company or its subsidiaries; (iii) Mr. Maffei’s conviction of, or plea of guilty or nolo contendere to, a felony; or (iv) Mr. Maffei’s failure to comply in any material respect with any written agreement between him and our company or any of our subsidiaries if such failure causes demonstrable material injury to our company or any of our subsidiaries, except that Mr. Maffei is entitled to certain procedural and cure rights relating to a termination for cause, except in the case of a termination for cause based on a felony conviction. Mr. Maffei has certain continuing rights under his award agreements, including for his stock options awarded to him in 2014, to exercise vested options following a termination for “cause.”
Termination Without Cause or for Good Reason
Pursuant to the award agreements for the stock options awarded to Mr. Maffei in 2014 and 2019, such stock options would have remained outstanding and expire at the end of the term upon a termination of his employment by our company without cause or by him for good reason as of December 31, 2020. As of December 31, 2020, Mr. Maffei’s unvested equity awards consisted of the 2020 Maffei Term Options, the 2019 Maffei Term Options, the 2019 Maffei Legacy GLIB Term Options, and the 2020 Maffei Legacy GLIB Term Options. The 2020 Maffei Term Options, the 2019 Maffei Term Options, the 2019 Maffei Legacy GLIB Term Options and the 2020 Maffei Legacy GLIB Term Options would have vested in full upon a termination of his employment without cause (as defined in the 2019 Maffei Employment Agreement) or for good reason (as defined in the 2019 Maffei Employment Agreement) as of December 31, 2020. Mr. Maffei would also be entitled to severance pay and benefits from our company upon a termination without cause or by him for good reason. The type and amount of severance pay and benefits Mr. Maffei would receive would depend on whether he remained employed by Liberty Media at or following the date of termination of his services to our company or whether his employment with Liberty Media was also terminated without cause or for good reason. These additional severance payments and benefits are described above in “— Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement—Termination Payments and Benefits.”
As of December 31, 2020, the only unvested equity awards of Messrs. Wendling and Rosenthaler and Ms. Wilm were the 2020 NEO Multiyear Options, the multi-year stock options originally granted by GCI Liberty in December 2020, which were assumed and converted into multi-year stock options with respect to Liberty Broadband common stock in connection with the combination (the 2020 NEO Legacy GLIB Multiyear Options), the 2020 Chief RSUs, the annual performance-based restricted stock units originally granted by GCI Liberty in March 2020, which were assumed and converted into performance-based restricted stock units with respect to Liberty Broadband common stock in connection with the combination (the 2020 NEO Legacy GLIB Chief RSUs), the stock options granted to Ms. Wilm in 2019 and the stock options originally granted by GCI Liberty to Ms. Wilm in 2019 (the 2019 Wilm Legacy GLIB Options). The 2020 Chief RSUs and 2020 NEO Legacy GLIB Chief RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. The stock options granted to Ms. Wilm in 2019, the 2019 Wilm Legacy GLIB Options, the 2020 NEO Multiyear Options and the 2020 NEO Legacy GLIB Multiyear Options provide for vesting upon termination of employment without cause of a pro rata portion of each vesting tranche of the applicable award (based on the number of days that have elapsed from the grant date through the termination date, plus an additional 365 days, over the applicable tranche’s vesting period). None of Messrs. Wendling or Rosenthaler or Ms. Wilm is entitled to any severance pay or other benefits from our company upon a termination without cause or for good reason.
Death
In the event of death of any of the named executive officers as of December 31, 2020, the incentive plans and applicable award agreements would have provided for vesting in full of any outstanding options and unvested RSUs.
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Mr. Maffei is also entitled to certain payments and other benefits if he dies while providing services to our company. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement—Termination Payments and Benefits.” None of the other named executive officers would have been entitled to any severance pay or other benefits from our company if he or she had died while employed by our company, assuming a termination date as of December 31, 2020.
Disability
If the employment of any of the named executive officers had been terminated as of December 31, 2020 due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements provide for vesting in full of any outstanding options and unvested RSUs. Mr. Maffei is also entitled to certain payments and other benefits upon a termination of his employment due to disability. See “—Executive Compensation Arrangements—Gregory B. Maffei” above. None of the other named executive officers would have been entitled to any severance pay or other benefits from our company upon a termination due to disability, assuming a termination date as of December 31, 2020.
Change in Control
In case of a change in control, the incentive plans provide for vesting in full of any outstanding options and unvested RSUs held by the named executive officers (other than the 2019 Maffei Term Options, the 2020 Maffei Term Options, the 2019 Maffei Legacy GLIB Term Options and the 2020 Maffei Legacy GLIB Term Options). A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our board of directors.

•
The individuals constituting our board of directors over any two consecutive years cease to constitute at least a majority of the board, subject to certain exceptions that permit the board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the company or the dissolution of the company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards would vest in full in the case of a change in control described in the last bullet (other than the 2019 Maffei Term Options, the 2020 Maffei Term Options, the 2019 Maffei Legacy GLIB Term Options and the 2020 Maffei Legacy GLIB Term Options). A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his rights to terminate his employment for good reason, which would result in vesting of his 2019 Maffei Term Options, his 2020 Maffei Term Options, his 2019 Maffei Legacy GLIB Term Options and his 2020 Maffei Legacy GLIB Term Options. For purposes of the tabular presentation below, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company.
48 | LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Benefits Payable Upon Termination or Change in Control
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
Gregory B. Maffei
Severance	6,290,000(1)	—	27,750,000(2)	27,750,000(2)	27,750,000(2)	—
Options	230,295,844(3)	226,059,246(3)	243,005,820(4)	243,005,820(5)	243,005,820(5)	226,059,246(6)
RSUs	—	—	—	—	—	—
Perquisites(7)	—	—	220,166	—	220,166	—
Total	236,585,844	226,059,246	270,975,986	270,755,820	270,975,986	226,059,246
Brian J. Wendling
Options	1,241,919(8)	—(8)	1,241,919(9)	1,241,919(5)	1,241,919(5)	1,241,919(6)
RSUs	—(8)	—(8)	343,188(9)	343,188(5)	343,188(5)	343,188(6)
Total	1,241,919	—	1,585,106	1,585,106	1,585,106	1,585,106
Albert E. Rosenthaler
Options	1,964,257(8)	—(8)	1,964,257(9)	1,964,257(5)	1,964,257(5)	1,964,257(6)
RSUs	—(8)	—(8)	706,647(9)	706,647(5)	706,647(5)	706,647(6)
Total	1,964,257	—	2,670,904	2,670,904	2,670,904	2,670,904
Renee L. Wilm
Options	—(8)	—(8)	1,022,789(9)	1,572,438(5)	1,572,438(5)	1,572,438(6)
RSUs	—(8)	—(8)	567,915(9)	567,915(5)	567,915(5)	567,915(6)
Total	—	—	1,590,704	2,140,353	2,140,353	2,140,353

(1)
If Mr. Maffei had voluntarily terminated his employment without good reason (as defined in the 2019 Maffei Employment Agreement) at Liberty Broadband, Liberty Media and each of the other Service Companies as of December 31, 2020, he would have been entitled to receive in a lump sum a prorated amount of $17 million, with up to 25% of such amount payable in shares of Liberty Media common stock. The amount in the table includes our allocable portion of this payment (37%) for which we would reimburse Liberty Media.

(2)
If Mr. Maffei’s employment had been terminated without cause (as defined in the 2019 Maffei Employment Agreement) by Liberty Broadband, Liberty Media and each of the other Service Companies, by him for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control), in each case, subject to execution of a mutual release, or due to Mr. Maffei’s death or disability as of December 31, 2020, he would have been entitled to receive (i) a payment of two times his 2020 base salary payable in 24 equal monthly installments, (ii) fully vested shares of common stock with an aggregate grant date fair value of $35 million, (iii) a lump sum payment of an amount equal to two times his average annual bonus paid for the two calendar years prior to separation, but in no event an amount that is less than two times his aggregate target bonus of $17 million and (iv) a lump sum cash payment equal to the greater of $17 million and the annual cash performance bonus otherwise payable for the year of termination, in each case prorated based on the number of days that have elapsed within the year of termination, with up to 25% of such amount payable in shares of common stock of the applicable Service Company. See “—Executive Compensation Arrangement—Gregory B. Maffei” above. The amount in the table includes our allocable portion of this payment (37%) for which we would reimburse Liberty Media. The amount included in the table does not include the lump sum cash payment described in (iv) because Mr. Maffei had already been paid his 2020 cash bonus prior to December 31, 2020.

(3)
Based on (i) the number of vested options held by Mr. Maffei at December 31, 2020 and (ii) the number of unvested options that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated without good reason as of December 31, 2020, his 2020 Maffei Term Options, 2019 Maffei Term Options, 2019 Maffei Legacy GLIB Term Options and 2020 Maffei Legacy GLIB Term Options would have vested on a pro rata basis. Because the exercise price of the 2020 Maffei Term Options and the 2020 Maffei Legacy GLIB Term Options is more than the closing market price of LBRDK shares on December 31, 2020, no value has been included for these awards in the table. If Mr. Maffei was terminated for “cause” as of December 31, 2020, all of his unvested options would have been forfeited. For more information, see the “Outstanding Equity Awards at Fiscal Year-End” table above.

(4)
Based on (i) the number of vested options held by Mr. Maffei at December 31, 2020 and (ii) the number of unvested options that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated by our company without cause (as defined in the 2019 Maffei Employment Agreement), or by him for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control) as of December 31, 2020, the 2020 Maffei Term Options, the 2019 Maffei Term Options, the 2019 Maffei Legacy GLIB Term Options and the 2020 Maffei Legacy GLIB Term Options would have vested in full. Because the exercise price of the 2020 Maffei Term Options and the 2020 Maffei Legacy GLIB Term Options is more than the closing market price of LBRDK shares on December 31, 2020, no value has been included for these awards in the table. For more information, see the “Outstanding Equity Awards at Fiscal Year-End” table above.

(5)
Based on the number of unvested options and unvested RSUs held by the named executive officer as of December 31, 2020 that would vest pursuant to the following: If Messrs. Wendling’s or Rosenthaler’s or Ms. Wilm’s employment had been terminated due to death or disability as of December 31, 2020 all of the 2020 NEO Multiyear Options, 2020 NEO Legacy GLIB Multiyear Options, 2020 Chief RSUs, 2020 NEO Legacy GLIB Chief RSUs, Ms. Wilm’s stock options granted in 2019 and her 2019 Wilm Legacy GLIB Options would have vested in full. Because the exercise price of the 2020 Maffei Term Options, 2020 Maffei Legacy GLIB Term

LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT | 49

Options, 2020 NEO Multiyear Options and the 2020 NEO Legacy GLIB Multiyear Options is more than the closing market price of LBDRK shares on December 31, 2020, no value has been included for these awards in the table. Also, if Mr. Maffei’s employment had terminated due to death or disability as of December 31, 2020, (i) the stock options awarded to Mr. Maffei in 2014 and 2019 would have remained outstanding and expire at the end of the term, and (ii) the 2020 Maffei Term Options, the 2019 Maffei Term Options, the 2019 Maffei Legacy GLIB Term Options and the 2020 Maffei Legacy GLIB Term Options would have vested in full. For more information, see the “Outstanding Equity Awards at Fiscal Year-End” table above.
(6)
Based on the number of unvested options and unvested RSUs held by the named executive officer as of December 31, 2020 that would vest pursuant to the following: Upon a change of control, we have assumed for purposes of the tabular presentation above that the 2020 NEO Multiyear Options, 2020 NEO Legacy GLIB Multiyear Options, 2020 Chief RSUs, 2020 NEO Legacy GLIB Chief RSUs, Ms. Wilm’s stock options granted in 2019 and her 2019 Wilm Legacy GLIB Options would have vested in full. A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his rights to terminate his employment for good reason, which would result in vesting of his 2019 Maffei Term Options, his 2020 Maffei Term Options, his 2019 Maffei Legacy GLIB Term Options and his 2020 Maffei Legacy GLIB Term Options. For purposes of the tablular presentation above, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company.

(7)
If Mr. Maffei’s employment had been terminated at our company’s election for any reason (other than cause) or by Mr. Maffei for good reason (as defined in his employment agreement) or by reason of disability, as of December 31, 2020, he would have been entitled to receive personal use of the corporate aircraft for 120 hours per year over a 12-month period. Perquisite amount of $595,044 represents the maximum potential cost of using the corporate aircraft for 120 hours based on an hourly average of the incremental cost of use of the corporate aircraft. The amount in the table includes our allocable portion of this payment (37%) for which we would reimburse Liberty Media.

(8)
Each of Messrs. Wendling and Rosenthaler and Ms. Wilm would have forfeited his or her 2020 Chief RSUs, 2020 NEO Legacy GLIB Chief RSUs, the 2020 NEO Multiyear Options and the 2020 NEO Legacy GLIB Multiyear Options if his or her employment had been terminated without good reason or for cause as of December 31, 2020. Ms. Wilm would have forfeited the stock options awarded to her in 2019 and her 2019 Wilm Legacy GLIB Options, if her employment had been terminated by her without good reason or by the company for cause as of December 31, 2020.

(9)
Based on the number of unvested options and unvested RSUs held by the named executive officer as of December 31, 2020 that would vest pursuant to the following: If Messrs. Wendling’s or Rosenthaler’s or Ms. Wilm’s employment has been terminated without cause or for good reason as of December 31, 2020, their 2020 Chief RSUs and 2020 NEO Legacy GLIB Chief RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above in “—Compensation Discussion and Analysis—Equity Incentive Compensation,” our compensation committee vested all of the 2020 Chief RSUs and 2020 NEO Legacy GLIB Chief RSUs, which is reflected in the table above. Additionally, the portion of Messrs. Wendling’s and Rosenthaler’s and Ms. Wilm’s 2020 NEO Multiyear Options, 2020 NEO Legacy GLIB Multiyear Options, and Ms. Wilm’s stock options granted in 2019 and her 2019 Wilm Legacy GLIB Options that would have vested pursuant to the forward-vesting provisions in such named executive officer’s award agreements.

50 | LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT

DIRECTOR COMPENSATION
Nonemployee Directors
Director Fees
Each of our directors who is not an employee of, or service provider to, our company is paid an annual fee of $162,000 (which we refer to as the director fee) for 2021 ($159,000 for 2020), of which fee each director was permitted to elect to receive 50%, 75% or 100% of such director fee in RSUs or options to purchase LBRDK, which will vest one year from the date of grant, with the remainder payable in cash. The awards issued to our directors with respect to their service on our board in 2020 were issued in December 2019. See “—Director RSU Grants” and “—Director Option Grants” below for information on the equity awards granted in 2020 to the nonemployee directors with respect to service on our board in 2021 not including Ms. Hamilton and Mr. Engles, who were appointed to the board following the completion of the combination, which was after annual grants had been made in December 2020. Fees for service on our audit committee, compensation committee and nominating and corporate governance committee are the same for 2020 and 2021, with each member thereof receiving an additional annual fee of $15,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairman of each such committee instead receives an additional annual fee of $25,000, $15,000 and $15,000, respectively, for his or her participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
Equity Incentive Plans
As discussed above, awards granted to our nonemployee directors under the 2019 incentive plan are currently administered by our full board of directors. Our board of directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2019 incentive plan is designed to provide additional remuneration to our nonemployee directors and independent contractors, among others, and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Our board of directors may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2019 incentive plan.
As described above, in connection with the Broadband Spin-Off, our company’s board of directors adopted the transitional plan, which governs the terms and conditions of awards issued in the Broadband Spin-Off in connection with adjustments made to awards previously granted by Liberty Media with respect to its common stock.
Director RSU Grants
Pursuant to our director compensation policy described above and the 2019 incentive plan, on December 7, 2020, Dr. Green was granted RSUs with respect to 530 shares of LBRDK. The RSUs will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability and, unless our board of directors determines otherwise, will be forfeited if the grantee resigns or is removed from the board before the vesting date.
Director Option Grants
Ms. Frist was appointed to our board of directors in March 2020, and, pursuant to our director compensation policy described above and the 2019 incentive plan, in connection with that appointment was granted options to purchase 4,187 LBRDK shares at an exercise price of $112.29, which was the closing price of such stock on the grant date. Those options vested on December 10, 2020. The options will remain exercisable until the seventh anniversary of the grant date, or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director. Pursuant to our director compensation policy described above and the 2019 incentive plan, on December 7, 2020, Ms. Frist was granted options to purchase 4,174 LBRDK shares, Mr. Wargo was granted options to purchase 4,174 LBRDK shares, and Mr. Welsh was granted options to purchase 2,087 LBRDK shares, at an exercise price equal to $164.99, which was the closing price of such stock on the grant date. The options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our board determines otherwise, will be terminated without becoming exercisable if the grantee resigns or is removed from the board before the vesting date. Once vested, the options will remain exercisable until the seventh anniversary of the grant date, or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
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Aircraft Usage
Liberty Media has a fractional ownership contract with NetJets, Inc. for business travel purposes. Given the coronavirus pandemic and the significant reduction in business travel, the minimum use of the NetJets contract would not be met and, therefore, the company’s named executive officers and directors were afforded the opportunity to use a portion of the NetJets contract for personal use, provided that each named executive officer or director was responsible for reimbursing Liberty Media for costs associated therewith. Such use resulted in no incremental cost to the company and the directors did not incur any taxable income in connection therewith.
Stock Ownership Guidelines
In March 2016, our board of directors adopted stock ownership guidelines that require each nonemployee director (other than Mr. Malone) to own shares of our company’s stock equal to at least 1.5 times the value of the nonemployee director fee. Nonemployee directors will have five years from the later of (i) the effective date of the guidelines and (ii) the nonemployee director’s initial appointment to our board to comply with these guidelines.
Director Compensation Table
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	All Other Compensation ($)	Total ($)
John C. Malone	—	—	—	9,688(5)	9,688
Gregg L. Engles	—	—	—	—	—
Julie D. Frist	143,297(6)	—	289,793	—	433,090
Richard R. Green	119,500	87,445	—	—	206,945
Sue Ann Hamilton	—	—	—	—	—
J. David Wargo	40,000	—	175,096	—	215,096
John E. Welsh III	251,148(6)	—	87,548	18,431(7)	357,127

(1)
Gregory B. Maffei, who served as a director of our company in 2020 and is currently a named executive officer, received no compensation for serving as a director of our company during 2020. Ms. Hamilton and Mr. Engles, who were appointed to the board following the completion of the combination, received no compensation for serving as directors of our company during 2020.

(2)
As of December 31, 2020, our then-serving directors (other than Mr. Maffei, whose equity awards are listed in “Outstanding Equity Awards at Fiscal Year-End” above) held the following equity awards:

	John C. Malone	Gregg L. Engles	Julie D. Frist	Richard R. Green	Sue Ann Hamilton	J. David Wargo	John E. Welsh III
Options (#)
LBRDK	—	—	8,361	21,707	—	41,070	22,742
RSUs (#)
LBRDK	—	—	—	530	—	—	—

(3)
Reflects the grant date fair value of RSUs awarded to Dr. Green, which has been computed based on the closing price of LBRDK shares on the grant date in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

(4)
The aggregate grant date fair value of the stock option awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 13 to our consolidated financial statements for the year ended December 31, 2020 (which are included in our 2020 Form 10-K).

(5)
Compensation related to personal use of corporate aircraft. Calculated based on aggregate incremental cost of such usage to our company.

(6)
Includes fees of $126,648 paid to each of Ms. Frist and Mr. Welsh for additional committee work.

(7)
Includes health insurance premiums of $18,431 paid by our company for the benefit of John E. Welsh III.

52 | LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2020 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Liberty Broadband Corporation 2014 Omnibus Incentive Plan (Amended and Restated as of March 11, 2015), as amended			—(1)
LBRDA	—	—
LBRDB	—	—
LBRDK	1,612,807	$50.02
Liberty Broadband Corporation 2019 Omnibus Incentive Plan, as amended			8,793,978(2)
LBRDA	—	—
LBRDB	—	—
LBRDK	864,875	$142.45
Equity compensation plans not approved by security holders:(3)
Liberty Broadband Corporation Transitional Stock Adjustment Plan, as amended			—(4)
LBRDA	1,022	$35.81
LBRDB	—	—
LBRDK	1,140	$35.80
Total
LBRDA	1,022
LBRDB	—
LBRDK	2,478,822
			8,793,978

(1)
Upon adoption of the 2019 incentive plan, the board of directors ceased making any further grants under the 2014 incentive plan.

(2)
The 2019 incentive plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit. Such figure includes 3,678,357 shares, which were assumed into the 2019 incentive plan from the GCI Liberty 2018 incentive plan after being converted into shares of common stock of Liberty Broadband in connection with the combination. Those assumed shares may be used for awards to participants who were not employees or other service providers of Liberty Broadband or any of its subsidiaries immediately before the combination.

(3)
On December 18, 2020, in connection with the combination, we assumed each outstanding award issued pursuant to the GCI Liberty 2018 incentive plan, the GCI Liberty transitional plan and the Amended and Restated 1986 Stock Option Plan of General Communications, Inc. (the GCI Communications plan and, together with the GCI Liberty 2018 incentive plan and the GCI Liberty transitional plan, the GCI Liberty Plans and such awards collectively, the Legacy GCI Liberty Awards). The Legacy GCI Liberty Awards were assumed and converted into Liberty Broadband awards. We do not intend to issue any new grants under the Legacy GCI Liberty Plans in the future. As of December 31, 2020, the number of securities to be issued upon exercise of outstanding options, warrants and rights under the GCI Liberty 2018 incentive plan was 606,486 LBRDK shares, which have a weighted average exercise price of $137.18 and 12,445 LBRDB shares, which have a weighted average exercise price of $100.19. With respect to the GCI Liberty transitional plan, the number of securities to be issued upon exercise of outstanding options, warrants and rights was 242,127 LBRDK shares, which have a weighted average exercise price of $83.27 and 709,689 LBRDB shares, which have a weighted average exercise price of $96.73.

(4)
The transitional plan was previously approved by our board of directors and our former parent company, Liberty Media, as sole stockholder, in connection with the Broadband Spin-Off. The transitional plan governs the terms and conditions of awards with respect to our company’s common stock that were granted in connection with adjustments made to awards granted by Liberty Media with respect to its common stock. As a result, no further grants are permitted under this plan.

LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT | 53

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our board or another independent body of our board designated to address such actual or potential conflicts.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2021 which will take place on May 26, 2021. Based solely on the date of our 2021 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 16, 2021 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2022 (the 2022 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, must be received at our executive offices at the foregoing address not earlier than February 25, 2022 and not later than March 28, 2022 to be considered for presentation at the 2022 annual meeting. We currently anticipate that the 2022 annual meeting will be held during the second quarter of 2022. If the 2022 annual meeting takes place more than 30 days before or 30 days after May 26, 2022 (the anniversary of the 2021 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2022 annual meeting is communicated to stockholders or public disclosure of the date of the 2022 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2022 annual meeting.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertybroadband.com. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of our 2020 Form 10-K, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (844) 826-8735, and we will provide you with the 2020 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
54 | LIBERTY BROADBAND CORPORATION  2021 PROXY STATEMENT

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O LIBERTY BROADBAND CORPORATIONP.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. New York City time on May 25, 2021 for shares held directly and by 11:59 p.m. New York City time on May 21, 2021 for shares held in the GCI 401(k) Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LBRD2021You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. New York City time on May 25, 2021 for shares held directly and by 11:59 p.m. New York City time on May 21, 2021 for shares held in the GCI 401(k) Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D46095-P52562 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY LIBERTY BROADBAND CORPORATION For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends a vote FOR each nominee listed in Proposal 1. AllAll Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1.Election of DirectorsNominees:01)Julie D. Frist02)J. David Wargo !!! The Board of Directors recommends a vote FOR Proposals 2 and 3. For Against Abstain 2.The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2021.!!!3.The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers as described in the proxy statement under!!!the heading “Executive Compensation.”The Board of Directors recommends a vote for 3 YEARS on Proposal 4.3 Years 2 Years 1 Year Abstain 4.The say-on-frequency proposal, to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held. !!!! The Board of Directors recommends a vote AGAINST Proposal 5.For Against Abstain5.The stockholder proposal, requesting that our board of directors provides for a majority vote standard in uncontested director elections, if properly!!!presented at the meeting.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com.D46096-P52562LIBERTY BROADBAND CORPORATIONAnnual Meeting of Stockholders May 26, 2021, 9:00 a.m. Mountain timeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock, Series B common stock, and/or Series A Cumulative Redeemable Preferred Stock held by the undersigned at the Annual Meeting of Stockholders to be held at 9:00 a.m., Mountain time, on May 26, 2021, via a live webcast accessible at www.virtualshareholdermeeting.com/LBRD2021 and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3, FOR 3 YEARS ON PROPOSAL 4, AND AGAINST PROPOSAL 5. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O LIBERTY BROADBAND CORPORATIONP.O. BOX 1342 BRENTWOOD, NY 11717D46131-P52562You invested in LIBERTY BROADBAND CORPORATION and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2021.Get informed before you voteView the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may(1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone usersPoint your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting*May 26, 20219:00 a.m., Mountain time www.virtualshareholdermeeting.com/LBRD2021*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1.Election of DirectorsNominees:01)Julie D. Frist02)J. David Wargo For2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2021. For3. The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers as described in the proxy statement under the heading “Executive Compensation.” For4. The say-on-frequency proposal, to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.3 Years5. The stockholder proposal, requesting that our board of directors provides for a majority vote standard in uncontested director elections, if properly presented at the meeting. AgainstNOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.D46132-P52562